Scudder Variable Life
                                 Investment Fund



                                  Annual Report
                                December 31, 1995



          An open-end management investment company that offers shares of beneficial interest in six types of diversified portfolios.

                     Scudder Variable Life Investment Fund


                                    Contents

Letter from the Fund's President                                              2

Money Market Portfolio Management Discussion                                  3

Bond Portfolio Management Discussion                                          4

Bond Portfolio Summary                                                        5

Balanced Portfolio Management Discussion                                      6

Balanced Portfolio Summary                                                    7

Capital Growth Portfolio Management Discussion                               8

Capital Growth Portfolio Summary                                             9

International Portfolio Management Discussion                                10

International Portfolio Summary                                              11

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio                                              12

         Bond Portfolio                                                      18

         Balanced Portfolio                                                  25

         Capital Growth Portfolio                                            35

         International Portfolio                                             43

Notes to Financial Statements                                                53

Report of Independent Accountants                                            57

Tax Information                                                              58

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

     Global stock and bond markets generally were strong in 1995, as slow growth, moderate inflation, and falling interest rates provided a positive economic backdrop. The biggest investment story of the year was the stunning advance in the domestic stock market, as the average U.S. equity mutual fund tracked by Lipper Analytical Services rose 31.07%. The U.S. bond markets rallied as well, as evidenced by the average return of 17.30% for funds in Lipper's income category--the product of sharply declining interest rates. Internationally, while several European bourses provided solid returns in 1995, interest rate declines in that region were not as compelling to investors as those in the U.S., and market returns were correspondingly lower. Japan's stock market was essentially flat, although the investment climate in that country appeared to be improving as the year drew to a close.

     Despite its impressive performance in 1995, the U.S. stock market appears to be reasonably valued based on 1996 earnings forecasts. In addition, the long-term outlook for U.S. financial assets is positive, as the economy is expected to grow without inflation. A repeat of 1995's exceptional performance is unlikely, however, especially if the economy slows in the coming year, as anticipated. Many international markets are attractively valued by comparison, and economies such as those in Europe are just beginning to realize the full impact of falling interest rates and corporate restructuring--underscoring the value of a global approach to investing.

     We see a number of trends underway that support the outlook for investment in the U.S. and around the world. Technology is bringing efficiencies to every stage of the product cycle, from design to distribution. Globalization has widened the competitive universe, making inflationary price increases less likely. Deregulation is subjecting major industries to market discipline, increasing capacity and reducing supply bottlenecks. While investing will always involve uncertainties and market fluctuation, the net result of these forces may well be an era of disinflationary growth that benefits investors and raises living standards worldwide. We look forward to the challenges and opportunities afforded by the evolving economic landscape, and thank you for your continued investment in Scudder Variable Life Investment Funds.

                                        Sincerely,

                                        /s/David B. Watts
                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

MONEY MARKET PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Money market funds generally provided attractive returns in 1995, despite falling interest rates that resulted in lower yields. Many investors found the combination of principal stability and solid real (inflation-adjusted) returns provided by money funds attractive, and money funds consistently attracted assets, ending the year with approximately $775 billion in total assets, up from approximately $619 billion at the end of 1994 (source: Money Fund Report, IBC Financial Publishing).

     As of December 31, Money Market Portfolio posted a competitive 5.28% 7-day net annualized yield. The Fund provided investors with $0.055 per share in income distributions, contributing to a 5.65% total return for the annual period.

     Because longer-term instruments allow investors to lock in higher current rates during periods of falling interest rates, we extended the Fund's average maturity during the fiscal year. Money Market Portfolio's average maturity was 57 days at the close of the fiscal period. By comparison, the Fund's average maturity was 35 days as of December 31, 1994. With the economy continuing to slow, we believe that the Federal Reserve may lower interest rates further, and we expect that in the coming months Money Market Portfolio's average maturity will remain relatively long in order to capture higher yields.

     Corporate commercial paper offered the most attractive yields available during the period and remained a significant portion of the Fund. These securities allow high-quality companies to raise short-term funds at a lower rate than loans offered by banks. Commercial paper made up approximately 74% of the Fund's portfolio at the end of the period.

     With the economy moving at its current slow pace and inflation under control, Money Market Portfolio will continue to lean toward longer-term high-quality money market securities. As always, maintaining a stable one dollar share price is a top priority, although this share price cannot be guaranteed. Given these characteristics, and the potential for attractive real returns in view of low inflation, which now stands at about 2%, we believe Money Market Portfolio remains an appropriate place for your short-term investment needs and can play an important role in your investment plan.

      Sincerely,

      Your Portfolio Management Team


      /s/Robert T. Neff                  /s/Stephen L. Akers
      Robert T. Neff                     Stephen L. Akers
      Lead Portfolio Manager


      /s/Nicca B. Alcantara
      Nicca B. Alcantara

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Slowing economic growth and low inflation prompted the Federal Reserve Board to reverse course mid-year and cut short-term rates on two occasions in 1995, while rates on long-term bonds ended the year nearly two percentage points lower, falling from 7.87% to 5.95% as measured by the 30-year U.S. Treasury. The U.S. fixed-income markets benefited from 1995's declining interest rate environment as evidenced by the 18.47% return of the unmanaged Lehman Brothers Aggregate Bond Index for the year. Bond Portfolio provided a total return of 18.17% for the 12 months ended December 31, in keeping with both the Lehman Index and the average A-rated Corporate Bond fund tracked by Lipper Analytical Services, which returned 18.45%.

     Throughout the period, we managed the portfolio actively, seeking to capitalize upon shifts in relative valuation among the U.S. Treasury, mortgage and corporate sectors, as well as changes in the yield curve. Going into 1995, we extended duration--and therefore the portfolio's sensitivity to interest rate changes--to benefit more fully from the rally in bond prices while capturing higher yields. In addition, we began early in the year to trim our weighting in mortgage-backed securities, particularly high-coupon issues trading at a premium, in favor of Treasuries; mortgage-backeds tend to underperform in periods of falling interest rates, as investors become wary of prepayments and seek to maintain durations in order to benefit from bond market strength. Throughout the year, we implemented a more "bulleted" portfolio configuration focused on intermediate maturities where we saw the most potential for rate declines and price appreciation. Finally, we maintained significant exposure to the corporate sector, seeking bonds with favorable yield characteristics and business outlooks versus comparable issues.

     Going forward, it is unlikely that 1996 will see fixed-income prices rally to the extent they did in 1995. However, economic growth is expected to continue to slow, meaning that inflation should remain benign and that the Fed should have room for further easing, especially if progress towards fiscal restraint in Washington remains on course. Our generally positive outlook for interest rates is reflected in the portfolio's modestly above-neutral duration. Average quality of portfolio holdings remains a high "AAA." Bond Portfolio remains focused both on identifying areas of the fixed-income market that represent strong relative value and on providing competitive yields.

                                    Sincerely,

                                    Your Portfolio Management Team



                                    /s/Ruth Heisler       /s/Renee L. Ross
                                    Ruth Heisler          Renee L. Ross
                                    Lead Portfolio Manager


                                    /s/William M. Hutchinson
                                    William M. Hutchinson

BOND PORTFOLIO
PORTFOLIO SUMMARY as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BOND PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,817    18.17%    18.17%
5 Year    $15,913    59.13%     9.74%
10 Year   $23,008   130.08%     8.69%

LB AGGREGATE BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,847    18.47%    18.47%
5 Year    $15,727    57.27%     9.47%
10 Year   $25,079   150.79%     9.62%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Bond Portfolio
Year            Amount
----------------------
85             $10,000
86             $11,227
87             $11,364
88             $11,984
89             $13,380
90             $14,459
91             $17,004
92             $18,196
93             $20,449
94             $19,470
95             $23,008

LB Aggregate Bond Index
Year            Amount
----------------------
85             $10,000
86             $11,526
87             $11,844
88             $12,778
89             $14,635
90             $15,946
91             $18,498
92             $19,867
93             $21,804
94             $21,168
95             $25,079

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             81%
AA               1%             The average quality of the
A               12%             portfolio remains a high
BBB              6%             "AAA".
               ----
               100%
               ====
-------------------
Average Quality: AAA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
EFFECTIVE MATURITY
-------------------------------------------------------------------
---------------------------
Less than 1 year        17%
1 - 3 years             11%
3 - 7 years             37%
7 - 12 years            11%
12 years or greater     24%
                       ----
                       100%
                       ====
---------------------------
Weighted average effective maturity: 9 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
-----------------------------------
U.S. Treasury Obligations       56%
Corporate Bonds                 14%
Commercial Paper                13%
Foreign Bonds                    7%
Asset-Backed Securities          5%
U.S. Government Agency
  Pass-Thrus                     3%
U.S. Government Guaranteed
  Mortgages                      2%
                               ----
                               100%
                               ====
-----------------------------------

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Slow economic growth, low inflation, and falling interest rates boosted both the U.S. equity and bond markets in 1995. Stocks rose a stunning 37.58% as measured by the unmanaged S&P 500 Index, while the bond market returned 18.47% as gauged by the unmanaged Lehman Brothers Aggregate Bond Index. Balanced Portfolio provided a total return of 26.67% for the 12 months ended December 31, exceeding the 25.16% return of the average balanced fund tracked by Lipper Analytical Services.

     With respect to the equity portion of the Portfolio, we continue to focus on U.S. companies with strong balance sheets, leading market positions, and solid prospects for above-average growth. Individual market sectors that performed particularly well over the year included technology, consumer staples, healthcare, and financial services. While the technology group was slightly underweighted, these sectors were generally well-represented in the equity portion of the portfolio. Going forward, we expect that an environment of slower economic growth and low inflation will be positive for those companies capable of delivering consistently above-average earnings growth rates. Moreover, we believe that growth stock prices overall are well within a reasonable range. Thus we have retained substantial weightings in healthcare, media, and services, as well as selected finance issues. With respect to the volatile technology sector, we have built positions in companies that operate in less commodity-oriented segments and are market leaders in growing niches, including LSI Logic, Atmel, and Informix. Our portfolio is underweight in manufacturing and retail/consumer discretionary, both of which are more economically sensitive than other sectors.

     On the fixed-income side, throughout the period, we sought to capitalize upon shifts in relative valuation among the Treasury, mortgage, and corporate sectors. Going into 1995, we extended duration--and therefore the portfolio's sensitivity to interest rate changes--to benefit more fully from the rally in bond prices. In addition, we began early in the year to trim our weighting in mortgage-backed securities in favor of Treasuries; mortgage-backeds tend to underperform in periods of falling interest rates, as investors become wary of prepayments and seek to maintain durations in order to benefit from bond market strength. Throughout the year, we implemented a more "bulleted" portfolio configuration focused on intermediate maturities where we saw the most potential for rate declines and price appreciation. Going forward, we believe the outlook for interest rates is generally positive, and this is reflected in the fixed-income portion of the portfolio's modestly above-neutral duration.

                                    Sincerely,

                                    Your Portfolio Management Team


                                    /s/Bruce F. Beaty  /s/Ruth Heisler
                                    Bruce F. Beaty     Ruth Heisler
                                    Lead Portfolio Manager


                                    /s/Renee L. Ross   /s/William F. Gadsden
                                    Renee L. Ross      William F. Gadsden

BALANCED PORTFOLIO
PORTFOLIO SUMMARY as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BALANCED PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,667    26.67%    26.67%
5 Year    $18,100    81.00%    12.60%
10 Year   $27,803   178.03%    10.77%

S&P 500 INDEX (60%)
AND LBAB INDEX (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,134    31.34%    31.34%
5 Year    $19,428    94.28%    14.20%
10 Year   $34,053   240.53%    13.03%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Balanced Portfolio
Year            Amount
----------------------
85             $10,000
86             $11,671
87             $11,475
88             $13,105
89             $15,660
90             $15,361
91             $19,497
92             $20,855
93             $22,410
94             $21,950
95             $27,803

S&P 500 Index
Year            Amount
----------------------
85             $10,000
86             $11,866
87             $12,490
88             $14,564
89             $19,178
90             $18,583
91             $24,244
92             $26,092
93             $28,721
94             $29,101
95             $40,036

LBAB Index
Year            Amount
----------------------
85             $10,000
86             $11,526
87             $11,844
88             $12,778
89             $14,635
90             $15,946
91             $18,498
92             $19,867
93             $21,804
94             $12,168
95             $25,079


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 32.95% and 11.25%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the                Five Largest Equity Holdings
Portfolio's equity holdings            ----------------------------
---------------------------            1. PHILIP MORRIS COMPANIES INC.
Consumer Staples        18%               Tobacco, food products and brewing
Health                  17%
Technology              14%            2. MERCK & CO. INC.
Financial                9%               Leading ethical drug manufacturer
Consumer Discretionary   9%
Service Industries       8%            3. AMERICAN INTERNATIONAL GROUP, INC.
Manufacturing            7%               Major international insurance
Media                    7%               holding company
Durables                 5%
Other                    6%            4. PROCTER & GAMBLE CO.
                       ----               Diversified manufacturer of consumer
                       100%               products
                       ====
---------------------------            5. PEPSICO. INC.
                                          Soft drinks, snack foods and food
                                          services


-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type                                  By Quality
-----------------------------------            -----------------
U.S. Treasury Obligations       48%            AAA           79%
Corporate Bonds                 18%            AA             2%
Cash Equivalents                11%            A              8%
U.S. Government Agency                         BBB           11%
  Pass-Thrus                     7%                         ----
Foreign Bonds                    5%                         100%
Asset-Backed Securities          5%                         ====
U.S. Government Guaranteed                     -----------------
  Mortgages                      5%
Collateralized Mortgage
  Obligations                    1%
                               ----
                               100%
                               ====
-----------------------------------

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

     A combination of slow growth, declining interest rates, and low inflation helped propel U.S. equities to unanticipated peaks in 1995. Capital Growth Portfolio's total return of 28.65% for the 12 months ended December 31, in part reflects this strong market environment. The Portfolio's net asset value rose $2.85 per share to $15.08 over the period. In addition, the Portfolio distributed to shareholders $0.11 per share in income and $0.43 in capital gains in 1995. While the Portfolio's performance for the year lagged that of the unmanaged S&P 500 Index, which returned 37.58%, it was roughly in keeping with the 30.79% total return of the average growth fund tracked by Lipper Analytical Services.

     Over the first half of 1995, Portfolio performance was aided by significant weightings in the financial and technology sectors, including positions in the Federal National Mortgage Association (mortgages) and Intel (semiconductors). As the year progressed, the Portfolio de-emphasized sectors that have historically experienced above-average volatility, such as media and communications, in favor of sectors with earnings growth that should be sustainable even as the economy slows, such as financial services and healthcare. Many financial stocks stand to benefit from the current low-interest-rate environment, including such holdings as FNMA and American International Group (insurance). Companies in the health sector, such as Columbia/HCA Healthcare (hospital management) and Merck (pharmaceuticals), should be more resistant to earnings disappointments than companies with products and services of a less essential nature.

     Despite their downturn in the latter part of 1995, technology stocks as a group continue to display the potential for above-average long-term earnings growth. Our focus with respect to this sector is on achieving broad exposure to market leaders, and to avoid overexposure to the erratic semiconductor group and individual issues trading at very high multiples. Accordingly, we have trimmed our positions in Intel and Microsoft (software) and have added to holdings such as Hewlett-Packard and Applied Materials, which display better value and have diversified sources of revenue. Finally, we have increased our energy sector holdings in view of the relative value presented by that group.

     Going forward, the prospect of fiscal restraint on the part of the U.S. government and continued low interest rates should provide a favorable backdrop for equity investing. Despite a slowing economy and less compelling valuations, earnings in selected groups should continue to be attractive and be rewarded by the market. We are confident that Capital Growth Portfolio is positioned to benefit investors seeking capital appreciation over time.

                             Sincerely,

                             Your Portfolio Management Team



                             /s/William F. Gadsden    /s/Bruce F. Beaty
                             William F. Gadsden       Bruce F. Beaty
                             Lead Portfolio Manager

CAPITAL GROWTH PORTFOLIO
PORTFOLIO SUMMARY as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,865    28.65%    28.65%
5 Year    $20,863   108.63%    15.84%
10 Year   $34,709   247.09%    13.25%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,758    37.58%    37.58%
5 Year    $21,544   115.44%    16.58%
10 Year   $40,036   300.36%    14.87%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Capital Growth Portfolio
Year            Amount
----------------------
85             $10,000
86             $12,230
87             $11,998
88             $14,646
89             $17,977
90             $16,637
91             $23,218
92             $24,709
93             $29,868
94             $26,980
95             $34,709


S&P 500 Index
Year            Amount
----------------------
85             $10,000
86             $11,866
87             $12,490
88             $14,564
89             $19,178
90             $18,583
91             $24,244
92             $26,092
93             $28,721
94             $29,101
95             $40,036

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       94%            Portfolio's equity holdings
Cash Equivalents         6%            ---------------------------
                       ----            Health                  16%
                       100%            Technology              15%
                       ====            Financial               14%
---------------------------            Energy                   8%
                                       Media                    7%
A graph in the form of a pie chart     Manufacturing            6%
appears here, illustrating the         Consumer Staples         6%
exact data points in the table         Consumer Discretionary   5%
to the right.                          Service Industries       5%
                                       Other                   12%
                                                              ----
                                                               94%
                                                              ====
Sectors such as financial services should maintain earnings growth as the economy slows.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
-------------------------------------------------------------------
1.  CAPITAL CITIES/ABC INC.
    TV and radio broadcasting, cable programming and publishing

2.  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    Insurer and holder of mortgage loans

3.  COLUMBIA/HCA HEALTHCARE CORP.
    Leading Hospital management company

4.  HEWLETT-PACKARD CO.
    Measurement and test instruments, computer systems

5.  APPLIED MATERIALS, INC..
    Producer of reactors used to manufacture thin film

6.  AMERICAN INTERNATIONAL GROUP, INC.
    Major international insurance holding company

7.  INTEL CORP.
    Semiconductor memory circuits

8.  MCDONALD'S CORP.
    Worldwide fast food restaurant franchiser

9.  ROYAL DUTCH PETROLEUM CO.
    International energy company

10. JOHNSON & JOHNSON
    Healthcare products

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The international equity investment climate was generally positive in 1995, as slow growth, low interest rates, and low inflation prevailed in most major economies. The International Portfolio's return of 11.11% for the 12 months ended December 31, is in line with the 11.46% return of the unmanaged Morgan Stanley Capital International Europe, Australia, and Far East plus Canada Index, and compares favorably with the 9.41% average return of international funds tracked by Lipper Analytical Services.

     Throughout the year, Portfolio weightings favored Europe at the expense of Japan. This strategy proved effective, as European stock markets in aggregate produced solid returns. Among the major European bourses, Switzerland and Great Britain turned in especially strong performances, with returns of 25.9% and 17.2%, respectively. After a shaky start to the year, the Japanese market essentially finished flat, staging a recovery over the last quarter based on lower interest rates and signs of a more determined effort on the part of the government to address the underlying problems in the economy.

     Going forward, while we have trimmed our European holdings, we remain modestly overweight in the region, which we consider attractively valued. With growth falling and unemployment rising, a key issue is whether France and other European governments laboring under large budget deficits will be able to meet the criteria established in Maastricht for European Monetary Union. We believe that some degree of monetary stimulus is likely and that rates will fall further, and have therefore added to or initiated positions in interest rate sensitive stocks, such as French insurer AXA and Spanish motorway operator Acesa.

     Outside of Europe, we have increased our Japanese weighting. The yen has given back some of its gains versus the dollar--a positive for Japan's export-driven economy. Firms continue to restructure and interest rates are low. Moreover, Japan is one of the few markets poised to benefit from the early stages of economic recovery and upward revisions in corporate earnings. Accordingly, we have added to Japanese stocks that are sensitive to economic growth, such as retail conglomerate Ito-Yokado and specialized component manufacturer THK.

     In the year ahead, we will continue to focus on finding companies with the ability to thrive in an increasingly globalized economy characterized by slow growth and low inflation. The International Portfolio continues to provide a vehicle for important exposure to economies and stock markets outside of the United States.

                                 Sincerely,

                                 Your Portfolio Management Team



                                 /s/Carol L. Franklin     /s/Nicholas Bratt
                                 Carol L. Franklin        Nicholas Bratt
                                 Lead Portfolio Manager



                                 /s/Joan R. Gregory
                                 Joan R. Gregory

INTERNATIONAL PORTFOLIO
PORTFOLIO SUMMARY as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
INTERNATIONAL PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,111    11.11%    11.11%
5 Year    $16,403    64.03%    10.40%
Life of
 Fund*    $21,773   117.73%     9.39%

LB Aggregate Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,146    11.46%    11.46%
5 Year    $15,540    55.40%     9.21%
Life of
 Fund*    $15,509    55.09%     5.24%

*The Fund commenced operations on May 1, 1987.
 Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Bond Portfolio
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 8,997
88             $10,502
89             $14,470
90             $13,363
91             $14,893
92             $14,433
93             $19,896
94             $19,727
95             $21,919

MSCI EAFE & Canada Index
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 9,138
88             $11,682
89             $12,968
90             $ 9,980
91             $11,186
92             $ 9,824
93             $12,961
94             $13,915
95             $15,509

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding Cash Equivalents)     (Equity Holdings)
----------------------------     ---------------------------
Europe                   53%     Manufacturing           21%
Japan                    27%     Financial               12%
Pacific Basin            13%     Metals & Minerals        9%
Latin America             4%     Technology               8%
Canada                    3%     Durables                 7%
                        ----     Energy                   7%
                        100%     Service Industries       6%
                        ====     Health                   5%
                                 Consumer Staples         5%
                                 Other                   20%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
-------------------------------------------------------------------
1.  SAP AG
    German computer software manufacturer

2.  CANON NC.
    Leading producer of visual image and information equipment in Japan

3.  MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
    Consumer electronic products manufacturer in Japan

4.  SMC CORP.
    Leading maker of pneumatic equipment in Japan

5.  FUJITSU LTD.
    Leading manufacturing of computers in Japan

6.  KYOCERA CORP.
    Leading ceramic package manufacturer in Japan

7.  TELECOM ITALIA MOBILE SPA
    Cellular telecommunication services in Italy

8.  SKANDIA FOERSAEKRINGS AB
    Swedish financial conglomerate

9.  HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

10. HEINEKEN HOLDINGS N.V.
    Brewery in the Netherlands

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1995

------------------------------------------------------------------------------------------------------------
                    % of      Principal                                                            Value ($)
                 Portfolio    Amount ($)                                                           (Note A)
-------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------
                    11.8%                    REPURCHASE AGREEMENT
                                             ----------------------------------------------------------------
                              9,374,000      Repurchase Agreement with
                                               Donaldson, Lufkin &
                                               Jenrette dated 12/29/95
                                               at 5.85%, to be repurchased
                                               at $9,380,093 on 1/2/96,
                                               collateralized by a $9,902,000
                                               U.S. Treasury Bill, 11/14/96
                                               (Cost $9,374,000) .................................  9,374,000
                                                                                                   ----------
                                             ----------------------------------------------------------------
                    73.8%                    COMMERCIAL PAPER
                                             ----------------------------------------------------------------
CONSUMER STAPLES     3.1%
     Package Goods/
     Cosmetics                2,500,000      Procter & Gamble Co., 5.52%, 2/20/96 ................  2,480,833
                                                                                                   ----------
HEALTH               7.5%
     Pharmaceuticals          3,000,000      Abbott Laboratories, 5.58%, 1/23/96 .................  2,989,770
                              3,000,000      Eli Lilly & Co., 5.62%, 3/5/96 ......................  2,970,027
                                                                                                   ----------
                                                                                                    5,959,797
                                                                                                   ----------
FINANCIAL           48.1%
     Banks           8.7%     3,000,000      Deutsche Bank Financial Inc., 5.52%, 3/25/96 ........  2,961,360
                              1,000,000      J.P. Morgan & Co., Inc., 5.61%, 1/31/96 .............    995,325
                              3,000,000      Prudential Funding Corp., 5.68%, 1/24/96 ............  2,989,113
                                                                                                   ----------
                                                                                                    6,945,798
                                                                                                   ----------
     Business
     Finance         7.5%     3,000,000      New Center Asset Trust, 5.34%, 4/23/96 ..............  2,949,715
                              3,000,000      Norwest Corp., 5.67%, 2/5/96 ........................  2,983,463
                                                                                                   ----------
                                                                                                    5,933,178
                                                                                                   ----------
     Consumer
     Finance        16.9%     3,000,000      American Express Credit Corp., 5.69%, 1/23/96 .......  2,989,568
                              3,000,000      AT&T Capital Corp., 5.58%, 1/5/96 ...................  2,998,140
                              1,500,000      Ford Credit Receivables Funding Inc.,5.67%,2/7/96 ...  1,491,259
                              3,000,000      General Electric Capital Corp., 5.44%, 5/10/96 ......  2,941,067
                              3,000,000      Household Finance Corp., 5.68%, 2/9/96 ..............  2,981,540
                                                                                                   ----------
                                                                                                   13,401,574
                                                                                                   ----------
     Other Financial
     Companies      15.0%     3,000,000      American General Finance Corp., 5.38%, 3/26/96 ......  2,961,892
                              3,000,000      Ciesco L.P., 5.63%, 2/22/96 .........................  2,975,603
                              3,000,000      Corporate Asset Funding Corp., 5.7%, 1/22/96 ........  2,990,025
                              3,000,000      Matterhorn Capital Corp., 5.74%, 1/12/96 ............  2,994,738
                                                                                                   ----------
                                                                                                   11,922,258
                                                                                                   ----------
MANUFACTURING        7.5%

     Chemicals       3.7%     3,000,000      E.I. du Pont de Nemours & Co., 5.57%, 2/8/96 ........  2,982,362
                                                                                                   ----------
     Machinery/
     Components/
     Controls        3.8%     3,000,000      Pitney Bowes Credit Corp., 5.67%, 1/18/96 ...........  2,991,967
                                                                                                   ----------
TECHNOLOGY           3.8%
     Diverse
     Electronic
     Products                 3,000,000      Motorola Inc., 5.6%, 1/26/96 ........................  2,988,333
                                                                                                   ----------
ENERGY               3.8%
     Oil Companies            3,000,000      Chevron Oil Finance Co., 5.55%, 1/11/96 .............  2,995,375
                                                                                                   ----------
                                             TOTAL COMMERCIAL PAPER (Cost $58,601,475) ........... 58,601,475
                                                                                                   ----------

   The accompanying notes are an integral part of the financial statements.


                                                                                        INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------

                    % of        Principal                                                           Value ($)
                    Portfolio   Amount ($)                                                          (Note A)
-------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------
                    10.6%                    U.S. TREASURY OBLIGATIONS
                                             ----------------------------------------------------------------
                              3,000,000      U.S. Treasury Bill, 5.31%, 3/7/96                      2,970,795
                              3,000,000      U.S. Treasury Bill, 5.21%, 6/13/96                     2,928,865
                              2,500,000      U.S. Treasury Note, 6%, 6/30/96                        2,502,688
                                                                                                   ----------
                                             TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,402,348)      8,402,348
                                                                                                   ----------

                                             ----------------------------------------------------------------
                     3.8%                    SHORT-TERM NOTES
                                             ----------------------------------------------------------------
                              1,000,000      FCC National Bank Notes, 5.8%, 10/10/96                1,000,000
                              2,000,000      Morgan Bank Delaware, 6.5%, 5/6/96                     2,003,033
                                                                                                   ----------
                                             TOTAL SHORT-TERM NOTES (Cost $3,003,033)               3,003,033
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                  (Cost $79,380,856) (a)                           79,380,856
                                                                                                   ==========
-------------------------------------------------------------------------------------------------------------

(a) Cost for federal income tax purposes is $79,380,856.


   The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                          STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------------------
ASSETS

Investments, at value (including repurchase agreements
        of $9,374,000) (amortized cost $79,380,856) (Note A) ...................  79,380,856
Cash ...........................................................................          88
Receivables:
        Portfolio shares sold ..................................................     426,045
        Interest ...............................................................     113,354
                                                                                  ----------
                Total assets ...................................................  79,920,343

LIABILITIES

Payables:
        Portfolio shares redeemed ..............................     $   129,977
        Accrued management fee (Note B) ........................          24,463
        Other accrued expenses (Note B) ........................          18,012
                                                                     -----------
                Total liabilities ..............................                     172,452
                                                                                 -----------
Net assets, at value ...........................................                 $79,747,891
                                                                                 ===========
NET ASSETS

Net assets consist of:
        Paid-in capital ........................................                  79,747,891
                                                                                 -----------
Net assets, at value ...........................................                 $79,747,891
                                                                                 ===========

NET ASSET VALUE, offering and redemption price per share
  ($79,747,891/79,747,891 outstanding shares of beneficial
  interest, no par value, unlimited number of shares
  authorized) ..................................................                       $1.00
                                                                                       =====

   The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME

Interest .............................................              $4,982,809

 Expenses (Note A):
   Management fee (Note B) ...........................  $306,996
   Accounting fees (Note B) ..........................    30,000
   Trustees' fees (Note B) ...........................    15,730
   Custodian fees ....................................    16,922
   Legal .............................................    15,115
   Auditing ..........................................    12,773
   Other .............................................    13,669       411,205
                                                        ----------------------

Net investment income ................................               4,571,604
                                                                    ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $4,571,604
                                                                    ==========



    The accompanying notes are an integral part of the financial statements.


MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------


                                                                                     YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                    1994                1995
--------------------------------------------------------------------------------------------------------------
Operations:

Net investment income and net increase in net assets
   resulting from operations ..............................................    $   4,571,604     $   2,768,491
                                                                               -------------     -------------

Distributions to shareholders from net investment income
   ($.055 and $.037 per share, respectively) ..............................       (4,571,604)       (2,768,491)
                                                                               -------------     -------------

Portfolio share transactions at net asset value of $1.00 per share:

   Proceeds from shares sold ..............................................      148,542,887       186,827,297

   Net asset value of shares issued to shareholders in
           reinvestment of distributions from net investment in ...........        4,571,604         2,768,491

   Cost of shares redeemed ................................................     (163,864,512)     (147,877,533)
                                                                               -------------     -------------

   Net increase (decrease) in net assets from Portfolio share transactions.      (10,750,021)       41,718,255
                                                                               -------------     -------------

INCREASE (DECREASE) IN NET ASSETS .........................................      (10,750,021)       41,718,255

Net assets at beginning of period .........................................       90,497,912        48,779,657
                                                                               -------------     -------------

NET ASSETS AT END OF PERIOD ...............................................    $  79,747,891     $  90,497,912
                                                                               =============     =============


   The accompanying notes are an integral part of the financial statements.

                                                                                                           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         SIX     FOR THE PERIOD
                                                                                                       MONTHS    JULY 16, 1985
                                                                                                       ENDED    (COMMENCEMENT
                                                      YEARS ENDED DECEMBER 31,                        DECEMBER  OF OPERATIONS)
                               ----------------------------------------------------------------------    31,     TO JUNE 30,
                                1995    1994    1993    1992    1991    1990    1989    1988    1987    1986(e)      1986
                               ---------------------------------------------------------------------- --------- ---------------
Net asset value,
   beginning of period .....   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000    $1.000       $1.000(b)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------    ------       ------


Income from investment
   operations:
   Net investment
   income (a) ..............     .055    .037    .025    .033    .057    .076    .088    .068    .060      .026         .064
Less distributions from
   net investment income ...    (.055)  (.037)  (.025)  (.033)  (.057)  (.076)  (.088)  (.068)  (.060)    (.026)       (.064)
                                -----   -----   -----   -----   -----   -----   -----   -----   -----     -----       -----
Net asset value,
  end of period ............   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000    $1.000      $1.000
                               ======  ======  ======  ======  ======  ======  ======  ======  ======    ======      ======

TOTAL RETURN (%) ...........     5.65    3.72    2.54    3.33    5.81    7.83    8.84    7.08    5.95     2.59(d)     6.59(d)

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of
 period ($ millions) .......       80      90      49      34      28      32      15       11      8       3          -
Ratio of operating
  expenses, net to
  average daily net
  assets (%) (a) ...........      .50     .56     .66     .64     .67     .69     .72      .75    .75      .75(c)      .60(c)
Ratio of net investment
  income to average
  daily net assets (%) .....     5.51    3.80    2.55    3.26    5.67    7.57    8.53     6.99   6.06     5.10(c)     6.75(c)
(a)   Portion of expenses
      reimbursed
      (Note B) .............    $ --    $ --    $ --    $  --   $ --    $ --    $ .001   $ .003 $ .006   $ .022      $ .133

(b)   Original capital

(c)   Annualized

(d)   Not annualized

(e)   On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.


BOND PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1995
------------------------------------------------------------------------------------------------------------

                    % of        Principal                                                           Value ($)
                    Portfolio   Amount ($)                                                          (Note A)
-------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------
                    13.4%                    COMMERCIAL PAPER
                                             ----------------------------------------------------------------
                              13,972,000     American Express Credit Corp., 5.003%, 1/2/96
                                             (Cost $13,972,000) .................................. 13,972,000
                                                                                                   ----------
                                             ----------------------------------------------------------------
                    55.7%                    U.S. TREASURY OBLIGATIONS
                                             ----------------------------------------------------------------

                               2,145,000     U.S. Treasury 7.25%, 5/15/16 ........................  2,449,311
                              10,405,000     U.S. Treasury 6.25%, 8/15/23 ........................ 10,705,809
                               3,025,000     U.S. Treasury Note, 4.625%, 2/29/96 .................  3,022,641
                               5,940,000     U.S. Treasury Note, 4.75%, 2/15/97 ..................  5,904,716
                               2,300,000     U.S. Treasury Note, 6.75%, 5/31/99 ..................  2,402,419
                               1,125,000     U.S. Treasury Note, 6%, 10/15/99 .. .................  1,153,125
                              24,250,000     U.S. Treasury Note 5,625%, 11/30/00 ................. 24,469,705
                               5,030,000     U.S. Treasury Note, 6.375%, 8/15/02 .................  5,274,408
                                 970,000     U.S. Treasury Note, 5.875%, 2/15/04 .................    990,457
                               4,125,000     U.S. Treasury Separate Trading Registered Interest
                                               and Principal Securities, 11/15/10 (6.05**) .......  1,700,449
                                                                                                   ----------
                                             TOTAL U.S. TREASURY OBLIGATIONS (Cost $56,836,899) .. 58,073,040
                                                                                                   ----------

                                             ----------------------------------------------------------------
                     2.0%                    U.S. GOV'T GUARANTEED MORTGAGES
                                             ----------------------------------------------------------------

                               1,940,521     Government National Mortgage Association, 10%,
                                               8/15/20* (Cost $2,088,486) ........................  2,135,777
                                                                                                   ----------
                                             ----------------------------------------------------------------
                     3.3%                    U.S. GOVERNMENT AGENCY PASS-THRUS
                                             ----------------------------------------------------------------

                               1,990,199     Federal National Mortgage Association, 7%, 8/1/25* ..  2,006,359
                               1,468,056     Federal National Mortgage Association, 6.5%, 10/1/25*  1,450,615
                                                                                                   ----------

                                             TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                               (Cost $3,398,741) .................................  3,456,974
                                                                                                   ----------
                                             ----------------------------------------------------------------
                     0.1%                    COLLATERALIZED MORTGAGE OBLIGATIONS
                                             ----------------------------------------------------------------

                                 151,335     Federal National Mortgage Association, REMIC,
                                             8.5%, 4/25/18 (Cost $143,673) .......................    153,320
                                                                                                   ----------
                                             ----------------------------------------------------------------
                     3.3%                    FOREIGN BONDS - U.S. $ DENOMINATED
                                             ----------------------------------------------------------------

                               1,000,000     J. Seagram & Sons Inc., 9%, 8/15/21 .................  1,243,880
                               1,000,000     Korea Development Bank, 9.6%, 12/1/00 ...............  1,151,520
                               1,000,000     Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 ...  1,092,140
                                                                                                   ----------
                                             TOTAL FOREIGN BONDS - U.S. $ DENOMINATED
                                               (Cost $3,110,129) .................................  3,487,540
                                                                                                   ----------
                                             ----------------------------------------------------------------
                    3.3%                     FOREIGN BONDS - NON U.S. $ DENOMINATED
                                             ----------------------------------------------------------------
                          DM  2,000,000      Federal Republic of Germany, 6.5%, 7/15/03 ..........  1,453,682
                          FFr 9,000,000      Government of France OAT, 7.5%, 4/25/05 .............  1,947,209
                                                                                                   ----------
                                             TOTAL FOREIGN BONDS - NON U.S. $ DENOMINATED
                                               (Cost $3,238,086) .................................  3,400,891
                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

                                                                                        INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------

                    % of        Principal                                                           Value ($)
                  Portfolio     Amount ($)                                                          (Note A)
-------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------
                     5.3%                    ASSET-BACKED SECURITIES
                                             ----------------------------------------------------------------

     Credit Card
     Receivables     2.9%       375,000      Chase Manhattan Credit Card Trust, 1991 "A", 7.65%,
                                               11/15/98 ..........................................    375,116
                              2,500,000      Standard Credit Card Trust, Series 1990#3B, 9.85%,
                                             7/10/97 .............................................  2,641,400
                                                                                                    ---------
                                                                                                    3,016,516
                                                                                                    ---------

     Home Equity
     Loans           1.1%       705,480      Contimortgage Home Equity Loan Trust, Series
                                             1994-5 A1, 9.07%, 5/15/06* ..........................    708,016
                                470,072      United Companies Financial Corp., Home Equity
                                               Loan Series 1993#B1, 6.075%, 7/25/14* .............    465,371
                                                                                                    ---------
                                                                                                    1,173,387
                                                                                                    ---------

     Manufactured
     Housing
     Receivables     1.3%     1,298,309      Green Tree Financial Corp., Securitized NIM
                                             Series 1994B, 7.85%, 7/15/04* .......................  1,324,478
                                                                                                    ---------
                                             TOTAL ASSET-BACKED SECURITIES
                                               (Cost $5,729,122) .................................  5,514,381
                                                                                                    ---------


                                             ----------------------------------------------------------------
                    13.6%                    CORPORATE BONDS
                                             ----------------------------------------------------------------

     Financial       1.1%     1,000,000      Banc One Corp., 8.74%, 9/15/03 ......................  1,155,160
                                                                                                   ----------

     Media           1.1%     1,000,000      Time Warner Inc., 9.125%, 1/15/13 ...................  1,126,950
                                                                                                   ----------

     Durables        1.2%     1,000,000      Lockheed Martin Corp., 9%, 1/15/22 ..................  1,277,360
                                                                                                   ----------

     Manufacturing   4.3%     1,000,000      ARCO Chemical Co., 9.375%, 12/15/05 .................  1,210,240
                              1,000,000      ITT Destinations, 6.25%, 11/15/00 ...................  1,003,560
                              1,000,000      ITT Destinations, 6.75%, 11/15/05 ...................  1,004,110
                              1,000,000      Monsanto Co., 8.7%, 10/15/21 ........................  1,244,060
                                                                                                   ----------
                                                                                                    4,461,970
                                                                                                   ----------
     Technology      1.1%     1,000,000      Loral Corp., 8.375%, 6/15/24 ........................  1,148,330
                                                                                                   ----------

     Energy          3.6%     2,000,000      Atlantic Richfield Co., 9.125%, 8/1/31 ..............  2,627,760
                              1,000,000      Enron Corp., 10%, 6/1/98 ............................  1,093,760
                                                                                                   ----------
                                                                                                    3,721,520
                                                                                                   ----------

     Transportation  1.2%       600,000      American Airlines, 8.8%, 9/16/15 ....................    660,450
                                575,000      American Airlines, 8.39%, 1/2/17 ....................    615,250
                                                                                                   ----------
                                                                                                    1,275,700
                                                                                                   ----------
                                             TOTAL CORPORATE BONDS (Cost $12,393,590) ............ 14,166,990
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO # 100.0%
                                                    (Cost $100,910,726) (a) ......................104,360,913
                                                                                                  ===========
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                     19

BOND PORTFOLIO
-------------------------------------------------------------------------------


*    Effective maturities will be shorter due to amortization and prepayments.


**   Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).


(a) At December 31, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $100,923,081 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost ............. $3,678,945


Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax  cost over market value ..................   (241,113)
                                                                     ----------
Net unrealized appreciation  ....................................... $3,437,832
                                                                     ==========

--------------------------------------------------------------------------------

At December 31, 1995, the Bond Portfolio had a net tax basis capital loss carryforward of approximately $428,367, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003, whichever occurs first.

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1995, aggregated $75,113,605 and $122,317,664, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1995, aggregated $158,950,501 and $172,496,242, respectively.

--------------------------------------------------------------------------------


COMMITMENTS:
As of December 31, 1995, the Bond Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $20,855.

                                                               NET UNREALIZED
                                                               APPRECIATION/
                                                   SETTLEMENT   DEPRECIATION
CONTRACTS TO DELIVER          IN EXCHANGE FOR         DATE        (U.S.$)
------------------------  -----------------------  ----------  --------------
Deutschemarks  1,850,586  U.S. Dollars  1,306,523    1/22/96       13,068
French Francs  7,318,455  U.S. Dollars  1,463,106    1/22/96      (33,923)
                                                                  -------
                                                                  (20,855)
                                                                  =======

   The accompanying notes are an integral part of the financial statements.

                                                                               FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------
                               STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

December 31, 1995
---------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $100,910,726)
  (Note A)..........................................................                   $104,360,913
Cash................................................................                            581
Unrealized appreciation on forward currency exchange contracts
  (Note A)..........................................................                         13,068
Receivables:
  Interest..........................................................                      1,299,285
  Investments sold..................................................                     10,552,620
  Portfolio shares sold.............................................                        297,074
Receivable on closed forward currency exchange contracts (Note A)...                         17,989
                                                                                       ------------
        Total assets................................................                    116,541,530
LIABILITIES
Payables:
  Portfolio shares redeemed.........................................   $43,916,987
  Accrued management fee (Note B)...................................        51,700
  Other accrued expenses (Note B)...................................        24,463
Unrealized depreciation on forward currency exchange
        contracts (Note A)..........................................        33,923
                                                                       -----------
        Total liabilities...........................................                     44,027,073
                                                                                       ------------
Net assets, at market value.........................................                   $ 72,514,457
                                                                                       ============
NET ASSETS
Net assets consist of:
  Undistributed net investment income...............................                   $  2,587,204
  Net unrealized appreciation (depreciation) on:
        Investments.................................................                      3,450,187
        Foreign currency related transactions.......................                        (20,098)
  Accumulated net realized loss.....................................                       (422,732)
  Paid-in capital...................................................                     66,919,896
                                                                                       ------------
Net assets, at market value.........................................                   $ 72,514,457
                                                                                       ============
NET ASSET VALUE, offering and redemption price per
  share ($72,514,457 -:- 10,126,562 outstanding
  shares of beneficial interest, no par value,
  unlimited number of shares authorized)............................                          $7.16
                                                                                              =====


   The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                     STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------

Year Ended December 31, 1995
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest........................................................                      $ 9,483,844

  Expenses (Note A):
    Management fee (Note B).......................................     $  657,112
    Accounting fees (Note B)......................................         43,187
    Trustees' fees (Note B).......................................         17,202
    Custodian fees................................................         19,516
    Auditing......................................................         16,326
    Legal.........................................................          8,521
    Other.........................................................         14,814           776,678
                                                                       ----------------------------
  Net investment income...........................................                        8,707,166
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain from:
    Investments...................................................      5,316,995
    Foreign currency related transactions.........................        319,329         5,636,324
                                                                       ----------
  Net unrealized appreciation (depreciation) during the period on:
    Investments...................................................      8,218,048
    Foreign currency related transactions.........................        (20,098)        8,197,950
                                                                       ----------       -----------
  Net gain on investment transactions.............................                       13,834,274
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                      $22,541,440
                                                                                        ===========

   The accompanying notes are an integral part of the financial statements.

                                                                                           FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------
                                        STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------

                                                                                    YEARS ENDED DECEMBER 31,
                                                                               --------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                   1995               1994
---------------------------------------------------------------------------------------------------------------

Operations:
  Net investment income.....................................................   $   8,707,166       $  8,806,288
  Net realized gain (loss) from investment transactions.....................       5,636,324         (5,607,148)
  Net unrealized appreciation (depreciation) on investment
    transactions during the period..........................................       8,197,950         (9,672,581)
                                                                               -------------       ------------
Net increase (decrease) in net assets resulting from operations.............      22,541,440         (6,473,441)
                                                                               -------------       ------------
Distributions to shareholders from:
  Net investment income ($.45 and $.43 per share, respectively).............      (9,011,114)        (8,525,294)
                                                                               -------------       ------------
  Net realized gain from investment transactions ($.17 per share)...........              --         (3,161,229)
                                                                               -------------       ------------
Portfolio share transactions:
  Proceeds from shares sold.................................................      57,366,869         86,578,280
  Net asset value of shares issued to shareholders in
    reinvestment of distributions...........................................       9,011,114         11,686,523
  Cost of shares redeemed...................................................    (149,798,464)       (66,398,542)
                                                                               -------------       ------------
Net increase (decrease) in net assets from Portfolio share transactions.....     (83,420,481)        31,866,261
                                                                               -------------       ------------
INCREASE (DECREASE) IN NET ASSETS...........................................     (69,890,155)        13,706,297
Net assets at beginning of period...........................................     142,404,612        128,698,315
                                                                               -------------       ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
  income of $2,587,204 and $2,188,157, respectively)........................   $  72,514,457       $142,404,612
                                                                               =============       ============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period...................................      21,973,579         17,350,092
                                                                               -------------       ------------
  Shares sold...............................................................       8,433,349         12,843,292
  Shares issued to shareholders in reinvestment of distributions............       1,343,624          1,713,654
  Shares redeemed...........................................................     (21,623,990)        (9,933,459)
                                                                               -------------       ------------
  Net increase (decrease) in Portfolio shares...............................     (11,847,017)         4,623,487
                                                                               -------------       ------------
Shares outstanding at end of period.........................................      10,126,562         21,973,579
                                                                               =============       ============

   The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                          SIX       FOR THE PERIOD
                                                                                                         MONTHS      JULY 16, 1985
                                                                                                          ENDED     (COMMENCEMENT
                                                YEARS ENDED DECEMBER 31, (e)                            DECEMBER    OF OPERATIONS)
                               ---------------------------------------------------------------------       31,       TO JUNE 30,
                                1995    1994    1993    1992    1991    1990    1989    1988    1987    1986(e)(f)       1986
                               ---------------------------------------------------------------------    ----------  --------------
Net asset value,
    beginning of period.....   $ 6.48  $ 7.42  $ 7.19  $ 7.37  $ 6.73  $ 6.72  $ 6.39  $ 6.47  $ 6.67   $ 6.56      $ 6.00(b)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Income from investment
  operations:
    Net investment
      income (a)............      .44     .43     .48     .49     .52     .53     .54     .54     .49      .23         .45
    Net realized and
      unrealized gain
      (loss) on
      investment
      transactions..........      .69    (.77)    .38    (.02)    .61    (.02)    .18    (.19)   (.40)     .08         .44
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Total from investment
  operations................     1.13    (.34)    .86     .47    1.13     .51     .72     .35     .09      .31         .89
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Less distributions from:
  Net investment income.....     (.45)   (.43)   (.48)   (.46)   (.47)   (.50)   (.39)   (.43)   (.29)    (.17)       (.33)

  Net realized gains
    on investment
    transactions............       --    (.17)   (.15)   (.19)   (.02)     --      --      --      --     (.03)         --
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Total distributions.........     (.45)   (.60)   (.63)   (.65)   (.49)   (.50)   (.39)   (.43)   (.29)    (.20)       (.33)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Net asset value,
  end of period.............   $ 7.16  $ 6.48  $ 7.42  $ 7.19  $ 7.37  $ 6.73  $ 6.72  $ 6.39  $ 6.47   $ 6.67      $ 6.56
                               ======  ======  ======  ======  ======  ======  ======  ======  ======   ======      ======
TOTAL RETURN (%)                18.17   (4.79)  12.38    7.01   17.61    8.06   11.65    5.46    1.22     4.90(d)    15.11(d)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions).......       73     142     129     113      74      42      22       3       3        1          --
Ratio of operating
  expenses, net to
  average net
  assets (%) (a)............      .56     .58     .61     .63     .69     .73     .75     .75     .75      .75(c)      .60(c)
Ratio of net investment
  income to average
  net assets (%)............     6.29    6.43    6.59    6.89    7.51    8.05    8.04    7.86    7.53     6.88(c)     7.48(c)
Portfolio turnover
  rate (%)..................   177.21   96.55  125.15   87.00  115.86   71.02  103.41  245.23  186.05    23.82(c)     6.27(c)

(a) Portion of expenses
    reimbursed (Note B).....   $   --  $   --  $   --  $   --  $   --  $   --  $  .01  $  .04  $  .08  $   .21      $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                                                                                       BALANCED PORTFOLIO
                                                                             INVESTMENT PORTFOLIO as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                                   % of         Principal                                                        Market
                                Portfolio       Amount ($)                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
                                   4.5%            REPURCHASE AGREEMENT
                                            -----------------------------------------------------------------------------
                                            3,023,000  Repurchase Agreement with Donaldson,
                                                        Lufkin & Jenrette dated 12/29/95 at 5.85%,
                                                        to be repurchased at $3,024,965 on 1/2/96,
                                                        collateralized by a $2,582,000 U.S. Treasury
                                                        Bond, 7.25%, 8/15/22 (Cost $3,023,000)............      3,023,000
                                                                                                               ----------
                                            -----------------------------------------------------------------------------
                                  19.2%            U.S. TREASURY OBLIGATIONS
                                            -----------------------------------------------------------------------------
                                              250,000  U.S. Treasury Bill, 5.3%, 1/11/96..................        249,698
                                              700,000  U.S. Treasury Bond, 7.25%, 5/15/16.................        799,309
                                              300,000  U.S. Treasury Bond, 8.125%, 5/15/21................        379,359
                                            1,350,000  U.S. Treasury Bond, 6.25%, 8/15/23.................      1,389,029
                                              275,000  U.S. Treasury Note, 4.375%, 11/15/96...............        272,982
                                              550,000  U.S. Treasury Note, 4.75%, 2/15/97.................        546,733
                                              250,000  U.S. Treasury Note, 6.125%, 5/31/97................        253,048
                                              900,000  U.S. Treasury Note, 5.25%, 7/31/98.................        900,279
                                              200,000  U.S. Treasury Note, 5.875%, 3/31/99................        203,562
                                            1,000,000  U.S. Treasury Note, 6.75%, 5/31/99.................      1,044,530
                                            1,000,000  U.S. Treasury Note, 6.375%, 1/15/00................      1,038,280
                                            3,650,000  U.S. Treasury Note, 5.625%, 11/30/00...............      3,683,069
                                            1,250,000  U.S. Treasury Note, 6.375%, 8/15/02................      1,310,738
                                              800,000  U.S. Treasury Separate Trading Registered Interest
                                                        and Principal Securities, 11/15/10 (6.05**).......        329,784
                                            1,460,000  U.S. Treasury Separate Trading Registered Interest
                                                        and Principal Securities, 2/15/12 (6.13**)........        551,646
                                                                                                               ----------
                                                       TOTAL U.S. TREASURY OBLIGATIONS
                                                         (Cost $12,503,802).                                   12,952,046
                                                                                                               ----------
                                            -----------------------------------------------------------------------------
                                   2.0%            U.S. GOV'T GUARANTEED MORTGAGES
                                            -----------------------------------------------------------------------------
                                              719,018  Government National Mortgage Association, 10%,
                                                        8/15/20 (a).......................................        791,366
                                              532,237  Government National Mortgage Association, 8.75%,
                                                        12/15/24 (a)......................................        556,188
                                                                                                               ----------
                                                       TOTAL U.S. GOV'T GUARANTEED MORTGAGES
                                                        (Cost $1,278,803).................................      1,347,554
                                                                                                               ----------
                                            -----------------------------------------------------------------------------
                                   2.7%            U.S. GOVERNMENT AGENCY PASS-THRUS
                                            -----------------------------------------------------------------------------
                                              805,276  Federal National Mortgage Association, 7%,
                                                        9/1/25 (a)........................................        811,815
                                              993,206  Federal National Mortgage Association, 6.5%,
                                                        10/1/25 (a).......................................        981,406
                                                                                                               ----------
                                                       TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                                        (Cost $1,751,178).................................      1,793,221
                                                                                                               ----------
                                            -----------------------------------------------------------------------------
                                   0.2%            COLLATERALIZED MORTGAGE OBLIGATIONS
                                            -----------------------------------------------------------------------------
                                              151,335  Federal National Mortgage Association, REMIC, 8.5%,
                                                        4/25/18 (Cost $145,376)...........................        153,320
                                                                                                               ----------
                                            -----------------------------------------------------------------------------
                                   0.8%            FOREIGN BONDS - U.S. $ DENOMINATED
                                            -----------------------------------------------------------------------------
                                              250,000  ABN-AMRO Bank NV, 7.75%, 5/15/23...................        274,707
                                              250,000  Seagram Co., Ltd., 6.875%, 9/1/23..................        249,268
                                                                                                               ----------
                                                       TOTAL FOREIGN BONDS -- U.S. $ DENOMINATED
                                                        (Cost $461,469)...................................        523,975
                                                                                                               ----------

   The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                   % of         Principal                                                        Market
                                Portfolio       Amount ($)                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
                                  1.5%             FOREIGN BONDS - NON U.S. $ DENOMINATED
                                            -----------------------------------------------------------------------------
                                            DM   650,000  Federal Republic of Germany, 6.5%, 7/15/03........      472,447
                                            FFr2,400,000  Government of France OAT, 7.5%, 4/25/05...........      519,256
                                                                                                                ---------
                                                           TOTAL FOREIGN BONDS -- NON U.S. $ DENOMINATED
                                                            (Cost $946,463).................................      991,703
                                                                                                                ---------
                                            -----------------------------------------------------------------------------
                                  2.0%             ASSET-BACKED SECURITIES
                                            -----------------------------------------------------------------------------
AUTOMOBILE RECEIVABLES            0.3%
                                                 176,685  Premier Auto Trust Asset Backed Certificate
                                                           Series 1994-3, 6.8%, 12/2/99 (a).................      178,672
                                                                                                                ---------
CREDIT CARD RECEIVABLES           0.8%
                                                  62,500  Chase Manhattan Credit Card Trust, 1991 "A",
                                                           7.65%, 11/15/98 (a)..............................       62,519
                                                 250,000  First Chicago Master Trust, Series 1991-D,
                                                           8.4%, 6/15/98....................................      252,890
                                                 250,000  Standard Credit Card Trust, Series 1990-6B,
                                                           9.625%, 9/10/97..................................      264,608
                                                                                                                ---------
                                                                                                                  580,017
                                                                                                                ---------
HOME EQUITY LOANS                 0.3%
                                                  88,185  Contimortgage Home Equity Loan Trust, Series
                                                           1994-5 A1, 9.07%, 5/15/06 (a)....................       88,502
                                                 117,518  United Companies Financial Corp., Home Equity Loan
                                                           Series 1993-B1, 6.075%, 7/25/14 (a)..............      116,343
                                                                                                                ---------
                                                                                                                  204,845
                                                                                                                ---------
MANUFACTURED HOUSING
RECEIVABLES                       0.6%
                                                 420,749  Green Tree Financial Corp. Series 1995-7 A1, 6%,
                                                           10/15/26.........................................      421,669
                                                                                                                ---------
                                                          TOTAL ASSET-BACKED SECURITIES (Cost $1,397,605)...    1,385,203
                                                                                                                ---------
                                            -----------------------------------------------------------------------------
                                  7.3%             CORPORATE BONDS
                                            -----------------------------------------------------------------------------
CONSUMER DISCRETIONARY            0.4%
                                                 250,000  Price/Costco Inc., 7.125%, 6/15/05................      261,348
                                                                                                                ---------
CONSUMER STAPLES                  0.4%
                                                 270,000  J. Seagram & Sons Inc., 7%, 4/15/08...............      279,083
                                                                                                                ---------
FINANCIAL                         0.4%
                                                 250,000  NationsBank Corp., 7.25%, 10/15/25................      259,420
                                                                                                                ---------
MEDIA                             1.7%
                                               1,000,000  Time Warner Inc., 9.125%, 1/15/13.................    1,126,950
                                                                                                                ---------
DURABLES                          0.5%
                                                 250,000  Lockheed Martin Corp., 9%, 1/15/22................      319,340
                                                                                                                ---------
MANUFACTURING                     1.1%
                                                 250,000  Corning Inc., 8.75%, 7/15/99......................      270,632
                                                 200,000  ITT Destinations, 6.25%, 11/15/00.................      200,712
                                                 300,000  ITT Destinations, 6.75%, 11/15/05.................      301,233
                                                                                                                ---------
                                                                                                                  772,577
                                                                                                                ---------

   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                   % of         Principal                                                        Market
                                Portfolio       Amount ($)                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
TECHNOLOGY                         0.8%
                                            500,000  Loral Corp., 8.375%, 6/15/24..........................       574,165
                                                                                                                ---------
ENERGY                             1.3%
                                            500,000  Atlantic Richfield Co., 8.25%, 2/1/22.................       578,165
                                            250,000  Enron Corp., 10%, 6/1/98..............................       273,440
                                                                                                                ---------
                                                                                                                  851,605
                                                                                                                ---------
TRANSPORTATION                     0.3%
                                            100,000  American Airlines, 8.8%, 9/16/15......................       110,075
                                            100,000  American Airlines, 8.39%, 1/2/17......................       107,000
                                                                                                                ---------
                                                                                                                  217,075
                                                                                                                ---------
UTILITIES                          0.4%
                                            250,000  Commonwealth Edison Co., 9.05%, 10/15/99..............       266,940
                                                                                                                ---------
                                                     TOTAL CORPORATE BONDS (Cost $4,514,595)...............     4,928,503
                                                                                                                ---------
                                            -----------------------------------------------------------------------------
                                   0.6%            PREFERRED STOCKS
                                            -----------------------------------------------------------------------------
                                             Shares
                                            -----------------------------------------------------------------------------
TECHNOLOGY

        Computer Software                     2,500  SAP AG (Cost $372,379)................................       378,709
                                                                                                                ---------
                                            -----------------------------------------------------------------------------
                                  59.2%            COMMON STOCKS
                                            -----------------------------------------------------------------------------
CONSUMER DISCRETIONARY             5.1%

        Department & Chain
        Stores                     2.8%      15,400  Nordstrom, Inc. ......................................       623,700
                                             26,900  Rite Aid Corp. .......................................       921,325
                                             16,000  Wal-Mart Stores Inc. .................................       358,000
                                                                                                                ---------
                                                                                                                1,903,025
                                                                                                                ---------
        Restaurants                0.9%      13,800  McDonald's Corp. .....................................       622,725
                                                                                                                ---------
        Specialty Retail           1.4%      16,300  Corporate Express, Inc.* .............................       491,037
                                             27,300  Intimate Brands, Inc. ................................       409,500
                                                                                                                ---------
                                                                                                                  900,537
                                                                                                                ---------
CONSUMER STAPLES                  10.6%

        Alcohol & Tobacco          1.9%
                                             14,100  Philip Morris Companies Inc. .........................     1,276,050
                                                                                                                ---------
        Consumer Electronic &
        Photographic Products      0.6%
                                              8,400  Duracell International Inc. ..........................       434,700
                                                                                                                ---------
        Food & Beverage            5.2%      22,000  Albertson's Inc. .....................................       723,250
                                              6,000  CPC International Inc. ...............................       411,750
                                             14,000  ConAgra Inc. .........................................       577,500
                                             17,500  PepsiCo Inc. .........................................       977,812
                                             25,600  Sara Lee Corp. .......................................       816,000
                                                                                                                ---------
                                                                                                                3,506,312
                                                                                                                ---------
        Package Goods/
        Cosmetics                  2.9%       2,700  Clorox Co. ...........................................       193,387
                                              4,800  Colgate-Palmolive Co. ................................       337,200

   The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                   % of                                                                          Market
                                Portfolio       Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                             8,200  Gillette Co. .........................................        427,425
                                            11,900  Procter & Gamble Co. .................................        987,700
                                                                                                                ---------
                                                                                                                1,945,712
                                                                                                                ---------
HEALTH                            10.3%

        Biotechnology              0.8%     13,139  Guidant Corp. ........................................        555,123
                                                                                                                ---------
        Hospital Management        1.2%     15,800  Columbia/HCA Healthcare Corp. ........................        801,850
                                                                                                                ---------
        Medical Supply
        & Specialty                1.9%     11,900  Becton, Dickinson & Co. ..............................        892,500
                                             7,500  Medtronic Inc. .......................................        419,062
                                                                                                                ---------
                                                                                                                1,311,562
                                                                                                                ---------
        Pharmaceuticals            6.4%      4,500  American Home Products Corp. .........................        436,500
                                            14,870  Eli Lilly & Co. ......................................        836,437
                                            10,400  Johnson & Johnson ....................................        890,500
                                            16,500  Merck & Co. Inc. .....................................      1,084,875
                                             5,300  Sandoz Ltd. AG (ADR) .................................        242,806
                                            14,600  Schering-Plough Corp. ................................        799,350
                                                                                                                ---------
                                                                                                                4,290,468
                                                                                                                ---------
COMMUNICATIONS                     1.6%

        Cellular Telephone         0.5%     11,600  AirTouch Communications, Inc.* .......................        327,700
                                                                                                                ---------
        Telephone/
        Communications             1.1%     11,300  American Telephone & Telegraph Co. ...................        731,675
                                                                                                                ---------
FINANCIAL                          5.2%

        Banks                      1.0%     15,300  State Street Boston Corp. ............................        688,500
                                                                                                                ---------
        Insurance                  2.9%     10,850  American International Group, Inc. ...................      1,003,625
                                             6,000  EXEL, Ltd. ...........................................        366,000
                                             7,700  MBIA Inc. ............................................        577,500
                                                                                                                ---------
                                                                                                                1,947,125
                                                                                                                ---------
        Other Financial
        Companies                  1.3%      7,200  Federal National Mortgage Association ................        893,700
                                                                                                                ---------
MEDIA                              4.4%

        Advertising                0.6%      9,500  Interpublic Group of Companies Inc. ..................        412,062
                                                                                                                ---------
        Broadcasting &
        Entertainment              3.8%      8,400  Broderbund Software Inc.* ............................        510,300
                                             4,000  Capital Cities/ABC Inc. ..............................        493,500
                                            16,700  Time Warner Inc. .....................................        632,513
                                            11,600  Viacom Inc. "B"* .....................................        549,550
                                             6,600  Walt Disney Co. ......................................        389,400
                                                                                                                ---------
                                                                                                                2,575,263
                                                                                                                ---------
SERVICE INDUSTRIES                 5.1%

        EDP Services               2.3%      9,400  First Data Corp. .....................................        628,625
                                            16,900  General Motors Corp. "E" .............................        878,800
                                                                                                                ---------
                                                                                                                1,507,425
                                                                                                                ---------
        Investment                 0.8%     27,000  Charles Schwab Corp. .................................        543,375
                                                                                                                ---------

   The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                   % of                                                                          Market
                                Portfolio       Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------
        Miscellaneous
        Commercial Services       0.6%      22,900  Sensormatic Electronics Corp. ..........................      397,888
                                                                                                                ---------
        Miscellaneous
        Consumer Services         0.7%      11,000  Service Corp. International ............................      484,000
                                                                                                                ---------
        Printing/Publishing       0.7%       8,600  Reuters Holdings PLC "B" (ADR) .........................      474,075
                                                                                                                ---------
DURABLES                          2.7%

        Aerospace                 1.3%      11,400  Boeing Co. .............................................      893,475
                                                                                                                ---------
        Telecommunications
        Equipment                 1.4%      10,700  DSC Communications Corp.* ..............................      394,562
                                            26,400  L.M. Ericsson Telephone Co. "B" (ADR) ..................      514,800
                                                                                                                ---------
                                                                                                                  909,362
                                                                                                                ---------
MANUFACTURING                     4.5%

        Chemicals                 0.9%      11,900  Sigma-Aldrich Corp. ....................................      589,050
                                                                                                                ---------
        Diversified
        Manufacturing             2.3%      10,200  Dover Corp. ............................................      376,125
                                            11,700  General Electric Co. ...................................      842,400
                                             6,150  Thermo Electron Corp.* .................................      319,800
                                                                                                                ---------
                                                                                                                1,538,325
                                                                                                                ---------
        Electrical Products       1.3%       4,200  ASEA AB (ADR) ..........................................      406,875
                                             5,700  Emerson Electric Co. ...................................      465,975
                                                                                                                ---------
                                                                                                                  872,850
                                                                                                                ---------
TECHNOLOGY                        7.8%

        Computer Software         0.8%       7,600  Informix Corp.* ........................................      228,000
                                             3,600  Microsoft Corp.* .......................................      315,900
                                                                                                                ---------
                                                                                                                  543,900
                                                                                                                ---------
        Diverse Electronic
        Products                  1.4%      10,200  Applied Materials, Inc.* ...............................      401,625
                                             9,600  Motorola Inc. ..........................................      547,200
                                                                                                                ---------
                                                                                                                  948,825
                                                                                                                ---------
        Electronic Data
        Processing                1.4%       8,000  Hewlett-Packard Co. ....................................      670,000
                                             9,100  Silicon Graphics Inc.* .................................      250,250
                                                                                                                ---------
                                                                                                                  920,250
                                                                                                                ---------
        Military Electronics      1.1%      21,200  Loral Corp. ............................................      749,950
                                                                                                                ---------
        Office/Plant
        Automation                1.3%       7,700  3Com Corp.* ............................................      359,013
                                             6,800  Cisco Systems, Inc.* ...................................      507,450
                                                                                                                ---------
                                                                                                                  866,463
                                                                                                                ---------
        Semiconductors            1.8%      14,900  Atmel Corp.* ...........................................      333,387
                                            10,600  Intel Corp. ............................................      601,550
                                             9,400  LSI Logic Corp. ........................................      307,850
                                                                                                                ---------
                                                                                                                1,242,787
                                                                                                                ---------

   The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

ENERGY                            1.9%

        Engineering               0.9%       8,800  Fluor Corp. ...........................................       580,800
                                                                                                               ----------
        Oil/Gas Transmission      1.0%      17,900  Enron Corp. ...........................................       682,437
                                                                                                               ----------
                                                    TOTAL COMMON STOCKS (Cost $32,024,744) ................    39,869,326
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------

                                                    TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                     (Cost $58,419,414) (b) ...............................    67,346,560
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
   ** Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
  (a) Effective maturities will be shorter due to amortization and prepayments.
  (b) At December 31, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $58,466,593 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost ...............................................................................    $9,608,851
      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value ............................................................................      (728,884)
                                                                                                               ----------
      Net unrealized appreciation .........................................................................    $8,879,967
                                                                                                               ==========

-------------------------------------------------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1995, aggregated $40,832,157 and $36,997,809, respectively. Purchases and sales of U.S.
      Government securities for the year ended December 31, 1995, aggregated $20,096,985 and $9,538,073, respectively.
-------------------------------------------------------------------------------------------------------------------------
      COMMITMENTS:
      As of December 31, 1995, the Balanced Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $6,165.
                                                                                      NET UNREALIZED
                                                                                      APPRECIATION/
                                                                  SETTLEMENT           DEPRECIATION
CONTRACTS TO DELIVER              IN EXCHANGE FOR                    DATE                 (U.S.$)
---------------------------    ---------------------------  --------------------  ---------------------
Deutschemarks       659,903       U.S. Dollars    465,895           1/22/96                4,660
French Francs     2,335,440       U.S. Dollars    466,901           1/22/96              (10,825)
                                                                                         -------
                                                                                          (6,165)
                                                                                         =======

   The accompanying notes are an integral part of the financial statements.

                                                                                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------------
                                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------

December 31, 1995
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $58,419,414) (Note A)..................                         $67,346,560
Cash ..........................................................................                                 690
Unrealized appreciation on forward currency exchange contacts (Note A) ........                               4,660
Receivables:
  Investments sold ............................................................                              85,270
  Dividends and interest ......................................................                             412,970
  Portfolio shares sold .......................................................                             195,695
                                                                                                        -----------
    Total assets ..............................................................                          68,045,845

LIABILITIES
Payables:
  Portfolio shares redeemed ...................................................         $57,674
  Accrued management fee (Note B) .............................................          26,469
  Other accrued expenses (Note B) .............................................          25,088

Unrealized depreciation on forward currency exchange
    contracts (Note A) ........................................................          10,825
                                                                                        -------
    Total liabilities .........................................................                             120,056
                                                                                                        -----------
Net assets, at market value ...................................................                         $67,925,789
                                                                                                        ===========
NET ASSETS
Net assets consist of:
  Undistributed net investment income .........................................                         $   483,837

  Net unrealized appreciation (depreciation) on:
    Investments ...............................................................                           8,927,146
    Foreign currency related transactions .....................................                              (5,965)
  Accumulated net realized gain ...............................................                           1,831,568
  Paid-in capital .............................................................                          56,689,203
                                                                                                        -----------
Net assets, at market value ...................................................                         $67,925,789
                                                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
  ($67,925,789 divided by 6,206,064 outstanding shares of beneficial
  interest, no par value, unlimited number of shares authorized) ..............                              $10.95
                                                                                                             ======

   The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest ......................................................                             $ 1,516,654
    Dividends (net of foreign taxes withheld of $5,268) ...........                                 564,132
                                                                                                -----------
                                                                                                  2,080,786
  Expenses (Note A):
    Management fee (Note B) .......................................             $  269,230
    Accounting fees (Note B) ......................................                 37,353
    Trustees' fees (Note B) .......................................                 15,758
    Custodian fees ................................................                 24,505
    Auditing ......................................................                  6,833
    Legal .........................................................                  3,253
    Other .........................................................                 13,961          370,893
                                                                                ----------      -----------
  Net investment income ...........................................                             $ 1,709,893
                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain from:
    Investments ...................................................              2,268,896
    Foreign currency related transactions .........................                 38,133        2,307,029
                                                                                ----------
Net unrealized appreciation (depreciation) during the period on:
    Investments ...................................................              9,165,065
    Foreign currency related transactions .........................                 (5,965)       9,159,100
                                                                                ----------      -----------
Net gain on investment transactions ...............................                              11,466,129
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                             $13,176,022
                                                                                                ===========

   The accompanying notes are an integral part of the financial statements.

                                                                                      FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------
                                    STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS                                                  1995           1994
-----------------------------------------------------------------------------------------------------------

Operations:
  Net investment income ..................................................      $ 1,709,893     $ 1,464,324
  Net realized gain (loss) from investment transactions ..................        2,307,029         (70,680)
  Net unrealized appreciation (depreciation) on investment
    transactions during the period .......................................        9,159,100      (2,374,110)
                                                                                -----------     -----------
Net increase (decrease) in net assets resulting from operations ..........       13,176,022        (980,466)
Distributions to shareholders from:
  Net investment income ($.30 and $.30 per share, respectively) ..........       (1,673,390)     (1,442,472)
                                                                                -----------     -----------
  Net realized gains from investment transactions
    ($.06 and $.77 per share, respectively) ..............................         (316,977)     (3,525,834)
                                                                                -----------     -----------
Portfolio share transactions:
  Proceeds from shares sold ..............................................       16,676,142      14,384,876
  Net asset value of shares issued to shareholders in
    reinvestment of distributions ........................................        1,990,367       4,968,306
  Cost of shares redeemed ................................................       (7,450,950)    (12,950,121)
                                                                                -----------     -----------
Net increase in net assets from Portfolio share transactions .............       11,215,559       6,403,061
                                                                                -----------     -----------
INCREASE IN NET ASSETS ...................................................       22,401,214         454,289
Net assets at beginning of period ........................................       45,524,575      45,070,286
                                                                                -----------     -----------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $483,837 and $392,285, respectively) ..............      $67,925,789     $45,524,575
                                                                                ===========     ===========
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period ................................        5,076,236       4,407,727
                                                                                -----------     -----------
  Shares sold ............................................................        1,667,336       1,539,383
  Shares issued to shareholders in reinvestment of distributions .........          204,454         532,133
  Shares redeemed ........................................................         (741,962)     (1,403,007)
                                                                                -----------     -----------
  Net increase in Portfolio shares .......................................        1,129,828         668,509
                                                                                -----------     -----------
Shares outstanding at end of period ......................................        6,206,064       5,076,236
                                                                                ===========     ===========

   The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                          SIX       FOR THE PERIOD
                                                                                                         MONTHS      JULY 16, 1985
                                                                                                          ENDED     (COMMENCEMENT
                                                YEARS ENDED DECEMBER 31, (e)                            DECEMBER    OF OPERATIONS)
                               ---------------------------------------------------------------------       31,       TO JUNE 30,
                                1995    1994    1993    1992    1991    1990    1989    1988    1987    1986(e)(f)       1986
                               ---------------------------------------------------------------------    ----------  --------------
Net asset value,
  beginning of period........  $ 8.97  $10.23  $10.02  $ 9.85  $ 8.10  $ 8.75  $ 7.62  $ 6.88  $ 7.35   $ 7.58      $ 6.00(b)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Income from investment
  operations:
  Net investment
    income (a)...............     .30     .29     .30     .29     .35     .42     .40     .33     .34      .15         .31
  Net realized and
    unrealized gain (loss)
    on investment
    transactions.............    2.04    (.48)    .42     .36    1.77    (.59)   1.06     .64    (.45)    (.11)       1.50
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Total from investment
  operations.................    2.34    (.19)    .72     .65    2.12    (.17)   1.46     .97    (.11)     .04        1.81
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Less distributions from:
  Net investment
    income...................    (.30)   (.30)   (.28)   (.29)   (.37)   (.43)   (.33)   (.23)   (.23)    (.18)       (.23)
  Net realized gains
    on investment
    transactions.............    (.06)   (.77)   (.23)   (.19)     --    (.05)     --      --    (.13)    (.09)         --
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Total distributions..........    (.36)  (1.07)   (.51)   (.48)   (.37)   (.48)   (.33)   (.23)   (.36)    (.27)       (.23)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------   ------      ------
Net asset value,
  end of period..............  $10.95  $ 8.97  $10.23  $10.02  $ 9.85  $ 8.10  $ 8.75  $ 7.62  $ 6.88   $ 7.35      $ 7.58
                               ======  ======  ======  ======  ======  ======  ======  ======  ======   ======      ======
TOTAL RETURN (%)                26.67   (2.05)   7.45    6.96   26.93   (1.91)  19.50   14.21   (1.68)     .46(d)    30.60(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions)........      68      46      45      37      25      16      18      11      12        1          --
Ratio of operating
  expenses, net to
  average net
  assets (%) (a).............     .65     .75     .75     .75     .75     .75     .75     .75     .75      .75(c)      .60(c)
Ratio of net investment
  income to average
  net assets (%) ............    3.01    3.19    3.01    3.01    4.00    5.15    4.74    4.48    4.42     4.20(c)     4.87(c)
Portfolio turnover
  rate (%)...................   87.98  101.64  133.95*  51.66   62.03   49.03   77.98  109.95  111.00    28.86(c)    64.12(c)

(a) Portion of expenses
    reimbursed (Note B)        $   --  $   --  $   --  $   --  $  .01  $   --  $  .01  $  .03  $  .03   $  .17      $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.
   *On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities.  Prior to that date, the Portfolio was known as the
    Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk.  The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the nine periods ended December 31, 1993 should not be considered representative of the present Portfolio.

CAPITAL GROWTH PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------
                    % of      Principal                                                            Value ($)
                 Portfolio    Amount ($)                                                           (Note A)
-------------------------------------------------------------------------------------------------------------
                                             ----------------------------------------------------------------
                     5.8%                    REPURCHASE AGREEMENT
                                             ----------------------------------------------------------------
                               19,661,000    Repurchase Agreement with Donaldson, Lufkin
                                               & Jenrette dated 12/29/95 at 5.85%, to be
                                               repurchased at $19,673,780 on 1/2/96,
                                               collateralized by a $12,135,000 U.S. Treasury
                                               Bond, 11.25%, 2/15/15
                                               (Cost $19,661,000) .............................    19,661,000
                                                                                                   ----------
                                             ----------------------------------------------------------------
                     1.0%                    PREFERRED STOCKS
                                             ----------------------------------------------------------------
                                             Shares
                                             ----------------------------------------------------------------

FINANCIAL            0.3%

        Banks                       8,000    First Nationwide Bank, non-cum. 11.5% (a).........       898,000
                                                                                                   ----------

TECHNOLOGY           0.7%

        Computer Software          15,000    SAP AG............................................     2,272,251
                                                                                                   ----------
                                             TOTAL PREFERRED STOCKS (Cost $3,149,733)               3,170,251
                                                                                                   ----------

                                             ----------------------------------------------------------------
                    93.2%                    COMMON STOCKS
                                             ----------------------------------------------------------------

CONSUMER
DISCRETIONARY        5.3%

        Department &
        Chain Stores 2.3%         100,000    May Department Stores ............................     4,225,000
                                  120,000    Walgreen Co.......................................     3,585,000
                                                                                                   ----------
                                                                                                    7,810,000
                                                                                                   ----------
        Recreational
        Products     0.3%          80,000    Acclaim Entertainment Inc.* ......................       990,000
                                                                                                   ----------

        Restaurants  2.1%         160,000    McDonald's Corp. .................................     7,220,000
                                                                                                   ----------

        Specialty
        Retail       0.6%          75,600    Intimate Brands, Inc. ............................     1,134,000
                                   36,000    Toys "R" Us Inc.* ................................       783,000
                                                                                                   ----------
                                                                                                    1,917,000

CONSUMER STAPLES     6.0%

        Alcohol &
        Tobacco      1.1%          40,000    Philip Morris Companies Inc.  ....................     3,620,000
                                                                                                   ----------

        Food &
        Beverage     1.7%         105,000    PepsiCo Inc. .....................................     5,866,875
                                                                                                   ----------

        Package
        Goods/
        Cosmetics    3.2%          70,000    Clorox Co. .......................................     5,013,750
                                   56,000    Estee Lauder Companies "A"* ......................     1,953,000
                                   45,000    Procter & Gamble Co. .............................     3,735,000
                                                                                                   ----------
                                                                                                   10,701,750
                                                                                                   ----------
HEALTH              15.8%

        Health
        Industry
        Services     0.8%         115,600    Bergen Brunswig Corp. "A" ........................     2,875,550
                                                                                                   ----------
        Hospital
        Management   3.3%         220,000    Columbia/HCA Healthcare Corp. ....................    11,165,000
                                                                                                   ----------

        Medical
        Supply &
        Specialty    2.7%          68,000    Becton, Dickinson & Co. ..........................     5,100,000
                                   70,000    Medtronic Inc. ...................................     3,911,250
                                                                                                   ----------
                                                                                                    9,011,250
                                                                                                   ----------




   The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------



                           % of                                                                          Market
                         Portfolio        Shares                                                       Value ($)
----------------------------------------------------------------------------------------------------------------

        Pharmaceuticals    9.0%            7,500      Astra AB "A" (Free)......................          299,458
                                         133,050      Astra AB "B" (Free)......................        5,272,284
                                          40,000      BioChem Pharma, Inc.*....................        1,605,000
                                          80,000      Eli Lilly & Co. .........................        4,500,000
                                          80,000      Johnson & Johnson .......................        6,850,000
                                         102,800      Merck & Co. Inc. ........................        6,759,100
                                          89,000      Schering-Plough Corp. ...................        4,872,750
                                                                                                      ----------
                                                                                                      30,158,592
                                                                                                      ----------

COMMUNICATIONS             1.5%

        Cellular
        Telephone          0.4%           41,000      Associated Group, Inc. "A"* .............          773,875
                                          32,770      Associated Group, Inc. "B"* .............          622,630
                                                                                                      ----------
                                                                                                       1,396,505
                                                                                                      ----------
        Telephone/
        Communications     1.1%

                                         115,000      Century Telephone Enterprises............        3,651,250
                                                                                                      ----------
FINANCIAL                 13.3%

        Banks              2.9%           78,600      MBNA Corp. ..............................        2,898,375
                                          95,000      Norwest Corp. ...........................        3,135,000
                                          80,000      Wachovia Corp. ..........................        3,660,000
                                                                                                      ----------
                                                                                                       9,693,375
                                                                                                      ----------

        Insurance          7.1%           88,500      American International Group, Inc. ......        8,186,250
                                          11,800      Chubb Corp. .............................        1,141,650
                                          60,000      EXEL, Ltd. ..............................        3,660,000
                                          31,300      General Re Corp. ........................        4,851,500
                                          80,000      MBIA Inc. ...............................        6,000,000
                                                                                                      ----------
                                                                                                      23,839,400
                                                                                                      ----------

        Other
        Financial
        Companies          3.3%

                                          90,000      Federal National Mortgage Association ...       11,171,250
                                                                                                      ----------

MEDIA                      7.5%

        Broadcasting &
        Entertainment      4.6%          106,000      Capital Cities/ABC Inc. .................       13,077,750
                                          40,000      Walt Disney Co. .........................        2,360,000
                                                                                                      ----------
                                                                                                      15,437,750
                                                                                                      ----------

        Cable
        Television         2.4%          129,750      Comcast Corp. "A"........................        2,359,828
                                          84,576      Tele-Comm Liberty Media Group "A"........        2,272,980
                                         178,307      Tele-Communications Inc. "A".............        3,543,852
                                                                                                      ----------
                                                                                                       8,176,660
                                                                                                      ----------

        Print Media        0.5%

                                          28,000     Gannet Co., Inc..........................        1,718,500
                                                                                                     ----------
SERVICE INDUSTRIES         4.7%

        EDP Services       0.4%           55,400     National Data Corp. .....................        1,371,150
                                                                                                     ----------

        Environmental
        Services           0.7%           40,000     Browning Ferris Industries...............        1,180,000
                                          69,900     Destec Energy Inc.* .....................          961,125
                                                                                                     ----------
                                                                                                      2,141,125
                                                                                                     ----------

        Investment         2.4%           35,000     Dean Witter, Discover & Co. .............        1,645,000
                                         127,400     Franklin Resources Inc. .................        6,417,775
                                                                                                     ----------
                                                                                                      8,062,775
                                                                                                     ----------

        Miscellaneous
        Consumer
        Services           1.2%          100,000     H&R Block Inc. ..........................        4,050,000
                                                                                                     ----------




   The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------

                           % of                                                                          Market
                         Portfolio          Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------
DURABLES                   4.2%

        Aerospace          2.8%            110,000     Rockwell International Corp. ............        5,816,250
                                            40,000     United Technologies Corp. ...............        3,795,000
                                                                                                       ----------
                                                                                                        9,611,250
                                                                                                       ----------

        Telecommunications
        Equipment          1.4%             40,000     DSC Communications Corp.* ...............        1,475,000
                                            60,000     General Instrument Corp.* ...............        1,402,500
                                            46,000     Nokia AB Oy "A"..........................        1,777,553
                                                                                                       ----------
                                                                                                        4,655,053
                                                                                                       ----------

MANUFACTURING              6.5%

        Chemicals          2.0%             65,000     E.I. du Pont de Nemours & Co. ...........        4,541,875
                                            46,000     Sigma-Aldrich Corp. .....................        2,277,000
                                                                                                       ----------
                                                                                                        6,818,875
                                                                                                       ----------

        Diversified
        Manufacturing      2.1%             60,000     Canadian Pacific Ltd. ...................        1,087,500
                                            60,000     TRW Inc..................................        4,650,000
                                            21,000     Thermo Electron Corp.* ..................        1,092,000
                                                                                                        ----------
                                                                                                        6,829,500
                                                                                                        ----------

        Electrical
        Products           1.4%            131,600     Philips NV (New York shares).............        4,721,150
                                                                                                       ----------

        Machinery/
        Components/
        Controls           1.0%            100,000     Parker-Hannifin Group....................        3,425,000
                                                                                                       ----------

TECHNOLOGY                13.9%

        Diverse
        Electronic
        Products           2.5%            210,000     Applied Materials, Inc.* ................        8,268,750
                                                                                                       ----------

        Electronic
        Data
        Processing         5.1%             65,000     Compaq Computer Corp.* ..................        3,120,000
                                           125,000     Hewlett-Packard Co. .....................       10,468,750
                                            40,000     International Business Machines Corp.....        3,670,000
                                                                                                       ----------
                                                                                                       17,258,750
                                                                                                        ----------
        Military
        Electronics        0.7%             65,000     Loral Corp. .............................        2,299,375
                                                                                                       ----------

        Office/Plant
        Automation         2.3%             72,000     3Com Corp.* .............................        3,357,000
                                            25,000     Cabletron Systems Inc.* .................        2,025,000
                                            30,000     Cisco Systems, Inc.* ....................        2,238,750
                                                                                                       ----------
                                                                                                        7,620,750
                                                                                                       ----------

        Semiconductors     3.3%            130,000     Intel Corp. .............................        7,377,500
                                            30,000     Micron Technology Inc. ..................        1,188,750
                                            50,000     Texas Instruments Inc. ..................        2,587,500
                                                                                                       ----------
                                                                                                       11,153,750
                                                                                                       ----------
ENERGY                     8.5%

        Oil & Gas
        Production         1.3%             78,800     Triton Energy Corp. .....................        4,521,150
                                                                                                       ----------

        Oil Companies      6.2%             79,800     Amoco Corp. .............................        5,735,625
                                            40,000     Mobil Corp. .............................        4,480,000
                                           100,000     Repsol SA (ADR) .........................        3,287,500
                                            51,000     Royal Dutch Petroleum Co. (New York shares)      7,197,375
                                                                                                       ----------
                                                                                                       20,700,500
                                                                                                       ----------



   The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                           % of                                                                        Market
                         Portfolio       Shares                                                       Value ($)
---------------------------------------------------------------------------------------------------------------
        Oil/Gas
        Transmission       1.0%          85,000     Enron Corp. .............................        3,240,625
                                                                                                    ----------

TRANSPORTATION             2.5%

        Airlines           1.2%          55,000     AMR Corp.* ..............................        4,083,750
                                                                                                    ----------

        Railroads          1.3%          60,000     Consolidated Rail Corp. .................        4,200,000
                                                                                                    ----------

UTILITIES                  3.5%

        Electric
        Utilities                        10,000     CILCORP, Inc. ...........................          423,750
                                         20,000     CMS Energy Corp.  .......................          597,500
                                         43,700     Centrais Eletricas Brasileiras
                                                       S/A (ADR)* (a)........................          589,950
                                          6,800     Central Costanera SA (ADR)...............          210,800
                                        100,000     Houston Industries Inc.  ................        2,425,000
                                        126,750     Iberdrola SA ............................        1,159,872
                                         30,000     Illinova Corp. ..........................          900,000
                                         50,000     National Power PLC.......................          349,205
                                        100,000     PowerGen PLC ............................          826,595
                                         79,000     Public Service Co. of New Mexico*........        1,392,375
                                         50,000     Scottish Power PLC.......................          287,444
                                         30,000     TNP Enterprises Inc. ....................          562,500
                                         60,000     Unicom Corp. ............................        1,965,000
                                                                                                    ----------
                                                                                                    11,689,991
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS (COST $274,581,998)        313,143,976
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                      (Cost $297,392,731) (b) ...............      335,975,227
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

*       Non-income producing security.
(a)     Securities valued in good faith by the Valuation Committee of the Trustees.
        The cost and market value of these securities at December 31, 1995 aggregated
        $1,466,894 and $1,487,950 (.44% of net assets), respectively.

(b) At December 31, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $297,392,731 was as follows:

        Aggregate gross unrealized appreciation for all investments in which there
        is an excess of market value over tax cost ..........................................     $ 45,011,124

        Aggregate gross unrealized depreciation for all investments in which there
        is an excess of tax cost over market value ..........................................       (6,428,628)
                                                                                                  ------------

        Net unrealized appreciation .........................................................     $ 38,582,496
                                                                                                  ============
--------------------------------------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1995, aggregated $332,871,804 and $334,755,688, respectively.




   The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $297,392,731) (Note A)......                     $335,975,227
Cash................................................................                            3,743
Receivables:
        Investments sold............................................                        1,375,062
        Dividends and interest......................................                          364,657
        Portfolio shares sold.......................................                          362,505
                                                                                         ------------
                Total assets........................................                      338,081,194

LIABILITIES

Payables:
        Portfolio shares redeemed  .................................        $216,110
        Accrued management fee (Note B).............................         132,445
        Other accrued expenses (Note B).............................          64,159
                                                                            --------
                Total liabilities ..................................                          412,714
                                                                                         ------------
Net assets, at market value ........................................                     $337,668,480
                                                                                         ============

NET ASSETS
Net assets consist of:
        Undistributed net investment income.........................                     $  1,250,850
        Net unrealized appreciation on:
                Investments.........................................                       38,582,496
                Foreign currency related transactions...............                               21
        Accumulated net realized gain...............................                       28,441,999
        Paid-in capital.............................................                      269,393,114
                                                                                        -------------
Net assets, at market value ........................................                    $ 337,668,480
                                                                                        =============
NET ASSET VALUE, offering and redemption price per share
        ($337,668,480/22,392,030 outstanding shares of beneficial
        interest, no par value, unlimited number
        of shares authorized).......................................                           $15.08
                                                                                               ======




   The accompanying notes are an integral part of the financial statements.

                                                                               FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------
                                         STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------
DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Income:
                Dividends (net of foreign taxes withheld of
                    $85,921)........................................                    $ 4,002,539
                Interest............................................                        742,001
                                                                                        -----------
                                                                                          4,744,540
        Expenses (Note A):
                Management fee (Note B).............................    $ 1,383,919
                Accounting fees (Note B)............................         73,583
                Trustees' fees (Note B).............................         18,743
                Custodian fees......................................        108,047
                Auditing............................................         30,194
                Legal...............................................         16,187
                Other...............................................         24,335       1,655,008
                                                                        -----------     -----------
        Net investment income.......................................                      3,089,532
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments.........................................     28,459,799
                Foreign currency related transactions...............        (20,393)     28,439,406
                                                                        ------------
        Net unrealized appreciation during the period on:
                Investments.........................................     40,611,076
                Foreign currency related transactions ..............          4,421      40,615,497
                                                                        -----------     -----------
        Net gain on investment transactions.........................                     69,054,903
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................                    $72,144,435
                                                                                        ===========




   The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO

-----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31,
                                                                        -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                           1995             1994
-----------------------------------------------------------------------------------------------------
Operations:
        Net investment income.......................................    $  3,089,532    $   1,195,374
        Net realized gain from investment transactions..............      28,439,406        8,741,905
        Net unrealized appreciation (depreciation) on investment
                transactions during the period......................      40,615,497      (35,951,788)
                                                                        ------------    -------------
Net increase (decrease) in net assets resulting from operations.....      72,144,435      (26,014,509)
                                                                        ------------    -------------
Distributions to shareholders from:
        Net investment income ($.11 and $.05 per share, respectively)     (2,245,727)        (889,382)
                                                                        ------------    -------------
        Net realized gain from investment transactions
                ($.43 and $1.31 per share, respectively)............      (8,804,833)     (23,981,060)
                                                                        ------------    -------------
Portfolio share transactions:
        Proceeds from shares sold...................................     125,834,281      157,574,508
        Net asset value of shares issued to shareholders in
                reinvestment of distributions.......................      11,050,560       24,870,442
        Cost of shares redeemed ....................................    (116,840,991)    (131,982,527)
                                                                        ------------    -------------
Net increase in net assets from Portfolio share transactions              20,043,850       50,462,423
                                                                        ------------    -------------
INCREASE (DECREASE) IN NET ASSETS...................................      81,137,725         (422,528)
Net assets at beginning of period ..................................     256,530,755       256,953,283
                                                                        ------------    --------------
Net assets at end of period (including undistributed net
        investment income of $1,250,850 and $507,243,
        respectively)...............................................    $337,668,480     $ 256,530,755
                                                                        ============    ==============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period...........................      20,979,934        17,184,932
                                                                        ------------    --------------
        Shares sold.................................................       9,213,682        12,319,350
        Shares issued to shareholders in reinvestment of
                distributions                                                896,773         1,905,054
        Shares redeemed.............................................      (8,698,359)      (10,429,402)
                                                                        ------------    --------------
        Net increase in Portfolio shares............................       1,412,096         3,795,002
                                                                        ------------    --------------
Shares outstanding at end of period.................................      22,392,030        20,979,934
                                                                        ============    ==============




    The accompanying notes are an integral part of the financial statements.

                                                         FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            SIX    FOR THE PERIOD
                                                                                                           MONTHS   JULY 16, 1985
                                                                                                           ENDED    (COMMENCEMENT)
                                                       YEAR ENDED DECEMBER 31, (e)                       DECEMBER   OF OPERATIONS)
                             ------------------------------------------------------------------------       31,      TO JUNE 30,
                              1995     1994     1993    1992    1991    1990    1989    1988    1987    1986(e)(f)     1986
                             ------   ------   ------  ------  ------  ------  ------  ------  ------   ----------  -------------
Net asset value,
 beginning of period........ $12.23   $14.95   $12.71  $12.28  $ 8.99  $10.21  $ 8.53  $ 7.06  $ 7.67    $ 7.93       $ 6.00(b)

Income from investment
 operations:
 Net investment income (a)..    .14      .06      .06     .11     .16     .25     .35     .16     .15       .09          .19

 Net realized and unrealized
   gain (loss) on investment
   transactions.............   3.25    (1.42)    2.52     .66    3.35   (1.00)   1.58    1.40    (.28)     (.07)        1.87
                             ------   ------   ------  ------  ------  ------  ------  ------  ------    ------       ------
Total from investment
  operations................   3.39    (1.36)    2.58     .77    3.51    (.75)   1.93    1.56    (.13)      .02         2.06
                             ------   ------   ------  ------  ------  ------  ------  ------  ------    ------       ------
Less distributions from:

  Net investment income.....   (.11)    (.05)    (.07)   (.11)   (.22)   (.24)   (.25)   (.09)   (.09)     (.07)        (.13)

  Net realized gains on
    investment transactions.   (.43)   (1.31)    (.27)   (.23)     --    (.23)     --      --    (.39)     (.21)          --
                             ------   ------   ------  ------  ------  ------  ------  ------  ------    ------       ------
Total distributions.........   (.54)   (1.36)    (.34)   (.34)   (.22)   (.47)   (.25)   (.09)   (.48)     (.28)        (.13)
                             ------   ------   ------  ------  ------  ------  ------  ------  ------    ------       ------
Net asset value, end of
  period.................... $15.08   $12.23   $14.95  $12.71  $12.28  $ 8.99  $10.21  $ 8.53  $ 7.06    $ 7.67       $ 7.93
                             ======   ======   ======  ======  ======  ======  ======  ======  ======    ======       ======

TOTAL RETURN (%)............  28.65    (9.67)   20.88    6.42   39.56   (7.45)  22.75   22.07   (1.88)      .26(d)     34.66(d)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of
  period ($ millions).......    338      257      257     167     108      45      45      17      10        1           --

Ratio of operating expenses,
  net to average net
  assets(%)(a)..............    .57      .58      .60     .63     .71     .72     .75     .75     .75      .75(c)       .60(c)

Ratio of net investment
  income to average net
  assets(%).................   1.06      .47      .46     .95    1.49    2.71    3.51    2.17    1.68      2.21(c)      2.95(c)

Portfolio turnover rate(%).. 119.41    66.44    95.31   56.29   58.88   61.39   63.96  129.75  113.34     38.78(c)     86.22(c)

(a)  Portion of expenses
     reimbursed (Note B).... $   --   $   --   $   --   $  --  $   --  $   --  $  .01  $  .01  $  .04    $  .20       $  .81

(b)  Original capital

(c)  Annualized

(d)  Not annualized

(e)  Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f)  On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.


INTERNATIONAL PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1995
--------------------------------------------------------------------------------------------------------------------------
                                 % of     Principal                                                               Market
                              Portfolio  Amount ($)                                                             Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------
                                7.0%                 REPURCHASE AGREEMENT
                                        ----------------------------------------------------------------------------------
                                   U.S. $37,648,000  Repurchase Agreement with Donaldson, Lufkin
                                                     & Jenrette dated 12/29/95 at 5.85%, to be
                                                     repurchased at $37,672,471 on 1/2/96, collateralized
                                                     by a $39,769,000 U.S. Treasury Bill, 11/14/96
                                                     (Cost $37,648,000)......................................   37,648,000
                                                                                                                ----------
                                        ----------------------------------------------------------------------------------
                                0.0%                 BONDS
                                        ----------------------------------------------------------------------------------
                                   DM       350,000  Deutsche Bank AG, 8%, 4/11/00 (Cost $190,295)...........      268,517
                                                                                                                ----------

                                        ----------------------------------------------------------------------------------
                                3.9%                 PREFERRED STOCKS
                                        ----------------------------------------------------------------------------------
                                           Shares
                                        ----------------------------------------------------------------------------------

GERMANY                         3.4%

                                             15,000  RWE AG (Producer and marketer of petroleum
                                                        and chemical products)...............................    4,188,482
                                             92,500  SAP AG (Computer software manufacturer).................   14,012,216
                                                                                                                ----------
                                                                                                                18,200,698
                                                                                                                ----------

ITALY                           0.5%      1,500,000  Fiat SpA (Multi-industry, automobiles)..................    2,742,749
                                                                                                                ----------
                                                     TOTAL PREFERRED STOCKS (Cost $9,723,236)................   20,943,447
                                                                                                                ----------
                                        ----------------------------------------------------------------------------------
                               89.1%                 COMMON STOCKS
                                        ----------------------------------------------------------------------------------

ARGENTINA                       0.7%
                                            170,000  YPF S.A. "D" (ADR) (Petroleum company)..................    3,676,250
                                                                                                                ----------
AUSTRALIA                       0.6%
                                          1,556,504  Ampol Exploration Ltd. (Oil and gas exploration company)*   3,401,203
                                                                                                                ----------
BRAZIL                          2.9%
                                          8,578,870  Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                                         (Electric utility)..................................    2,321,357
                                          5,086,206  Companhia Cervejaria Brahma (pfd.) (Leading beer
                                                         producer and distributor) ..........................    2,093,249

                                         28,110,000  Companhia Vale do Rio Doce (pfd.) (Diverse mining
                                                         and industrial complex).............................    4,627,398

                                         22,000,000  Petroleo Brasileiro S/A (pfd.) (Petroleum company) .....    1,878,471

                                         65,040,000  Telecomunicacoes Brasileiras S.A. (pfd.)
                                                         (Telecommunication services)........................    3,131,717

                                      2,330,200,000  Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                                         (Non-coated flat products and electrolytic
                                                         galvanized products)* ..............................    1,893,984
                                                                                                                ----------
                                                                                                                15,946,176
                                                                                                                ----------
CANADA                          2.4%
                                            160,000  Barrick Gold Corp. (Gold exploration and production
                                                         in North and South America).........................    4,219,007

                                            206,500  Canadian National Railway Co. (Operator of one of
                                                         Canada's two principal railroads)*..................    3,097,500

                                            203,043  Canadian Pacific Ltd. (Ord.) (Transportation and
                                                         natural resource conglomerate)......................    3,699,457

                                            200,000  Hemlo Gold Mines, Inc. (Large gold producer, with single mine in Ontario; active exploration
                                                         company)............................................    1,904,413
                                                                                                                ----------
                                                                                                                12,920,377
                                                                                                                ----------

DENMARK                         0.8%         85,000  Unidanmark A/S "A" (Bank holding company)                   4,212,471
                                                                                                                ----------




   The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                 % of       Principal                                                             Market
                              Portfolio    Amount ($)                                                           Value ($)
--------------------------------------------------------------------------------------------------------------------------

FINLAND                         1.5%
                                            116,000  Nokia AB Oy "A" (Leading manufacturer of
                                                        cellular telephones) ................................    4,482,525
                                            247,000  Outokumpu Oy "A" (Metals and minerals)..................    3,920,139
                                                                                                                ----------
                                                                                                                 8,402,664
                                                                                                                ----------
FRANCE                          6.9%
                                             55,000  AXA SA (Insurance group providing insurance, finance
                                                        and real estate services)............................    3,710,898
                                              9,300  Carrefour (Hypermarket and food retailing)..............    5,649,213
                                             36,800  Compagnie Bancaire SA (Bank)............................    4,123,165
                                             12,000  LVMH Moet-Hennessy Louis Vuitton SA (Producer of
                                                        wines, spirits and luxury products)..................    2,502,556
                                             88,000  Michelin "B" (Leading tire manufacturer)................    3,513,883
                                             20,000  Societe Generale (Bank).................................    2,473,932
                                             50,780  Societe Nationale Elf Aquitaine (Petroleum company).....    3,745,946
                                             15,996  Societe Nationale Elf Aquitaine (ADR) ..................      587,853
                                             72,508  Total SA "B" (International oil and gas exploration,
                                                        development and production)..........................    4,899,590
                                             16,000  Union des Assurances Federales SA (Insurance group) ....    1,913,719
                                             95,523  Valeo SA (Automobile and truck components
                                                        manufacturer) .......................................    4,429,486
                                                                                                                ----------
                                                                                                                37,550,241
                                                                                                                ----------

GERMANY                         4.3%
                                             86,980  Deutsche Bank AG (Bank) ................................    4,127,072
                                             14,860  Mannesmann AG (Bearer) (Diversified construction
                                                        and technology company)..............................    4,737,565
                                             69,000  Schering AG (Pharmaceutical and chemical producer)......    4,577,361
                                              3,027  Siemens AG (Bearer) (Manufacturer of electrical and
                                                        electronic equipment) ...............................    1,658,775
                                             74,200  VEBA AG (Electric utility, distributor of oil and
                                                        chemicals)...........................................    3,154,471
                                             12,000  Viag AG (Provider of electrical power and natural gas services, aluminum products, chemicals, ceramics
                                                        and glass)...........................................    4,816,754
                                                                                                                ----------
                                                                                                                23,071,998
                                                                                                                ----------
HONG KONG                       4.3%
                                          3,000,000  First Pacific Co., Ltd. (International management and
                                                        investment company)..................................    3,317,168
                                            209,787  HSBC Holdings Ltd. (Bank)...............................    3,174,275
                                          2,700,159  Hong Kong & China Gas Co., Ltd. (Gas utility)...........    4,347,492
                                          1,182,000  Hutchison Whampoa, Ltd. (Container terminal and real
                                                        estate company)......................................    7,184,481
                                          1,510,000  Television Broadcasts, Ltd. (Television broadcasting)...    5,379,955
                                                                                                                ----------
                                                                                                                23,403,371
                                                                                                                ----------
INDONESIA                       1.6%
                                            370,000  HM Sampoerna (Foreign registered) (Tobacco company).....    3,851,301
                                            200,000  Indocement Tunggal (Foreign registered) (Cement
                                                        producer) ...........................................      671,332
                                             75,400  Indonesia Satellite Corp. (ADR) (International
                                                        telecommunication services)..........................    2,752,100
                                            402,000  Kalbe Farma (Foreign registered) (Pharmaceutical
                                                        producer and distributor)* ..........................    1,362,563
                                                                                                                ----------
                                                                                                                 8,637,296
                                                                                                                ----------
Italy                           2.4%
                                             65,000  Luxottica Group SpA (ADR) (Manufacturer and marketer
                                                        of eyeglass frames and eyeglasses)...................    3,802,500
                                          4,210,000  Telecom Italia Mobile SpA (Cellular
                                                        telecommunication services)*.........................    7,419,262
                                          1,130,000  Telecom Italia SpA (Telecommunication services).........    1,759,836
                                                                                                                ----------
                                                                                                                12,981,598
                                                                                                                ----------




   The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                % of                                                                                           Market
             Portfolio    Shares                                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------
JAPAN          25.6%
                         140,000       Bridgestone Corp. (Leading automobile tire manufacturer).....           2,222,652

                         508,000       Canon Inc. (Leading producer of visual image and
                                         information equipment).....................................           9,196,128

                             510       DDI Corp. (Long distance telephone and cellular operator)....           3,949,661

                             825       East Japan Railway Co. (Railway operator)....................           4,009,196

                         705,000       Fujitsu Ltd. (Leading manufacturer of computers).............           7,848,499

                         190,000       Hitachi Construction Machinery Co., Ltd.
                                         (Leading maker of hydraulic shovels).......................           2,299,129

                         497,000       Hitachi Ltd. (General electronics manufacturer)..............           5,003,679

                         465,000       Hitachi Metals, Ltd. (Major producer of high-quality
                                         specialty steels)..........................................           5,806,873

                          88,000       Horipro Inc. (Growing entertainment production company)......           1,175,605

                          77,000       Ito-Yokado Co., Ltd. (Leading supermarket operator)..........           4,740,755

                         465,000       Itochu Corp. (Leading general trading company)...............           3,128,509

                          58,000       Jusco Co., Ltd. (Major supermarket operator).................           1,510,358

                         830,000       Kawasaki Steel Corp. (Major integrated steelmaker)...........           2,892,546

                          44,000       Keyence Corp. (Specialized manufacturer of sensors)..........           5,068,732

                         103,000       Kyocera Corp. (Leading ceramic package manufacturer).........           7,647,725

                          37,000       Mabuchi Motor Co., Ltd. (Manufacturer of DC motors)..........           2,299,516

                         280,000       Matsushita Electric Works, Inc. (Leading maker of
                                         building materials and lighting equipment).................           2,954,501

                         520,000       Matsushita Electrical Industrial Co., Ltd. (Consumer
                                         electronic products manufacturer)..........................           8,456,922

                         500,000       Mitsubishi Heavy Industries, Ltd. (Diversified heavy
                                         machinery manufacturer and leading shipbuilder)............           3,983,543

                         380,000       NGK Spark Plug Co., Ltd. (Leading manufacturer of
                                         automotive spark plugs)....................................           4,782,188

                         540,000       NSK Ltd. (Leading manufacturer of bearings and other
                                         machinery parts)...........................................           3,920,619

                          33,000       Nichiei Co., Ltd. (Finance company for small and
                                         medium-sized firms)........................................           2,459,826

                          50,000       Nippon Electric Glass Co., Ltd. (Leading producer of
                                         cathode-ray tube glass)....................................             948,693

                         945,000       Nisshin Steel Co., Ltd. (Blast furnace steelmaker)...........           3,814,763

                         390,000       Ricoh Co., Ltd. (Leading maker of copiers and
                                         information equipment).....................................           4,266,215

                         110,000       SMC Corp. (Leading maker of pneumatic equipment).............           7,954,501

                          44,000       Seven-Eleven Japan Co., Ltd. (Leading convenience
                                         store operator)............................................           3,100,871

                         250,000       ShinMaywa Industries, Ltd. (Leading maker of dump
                                         trucks and other specialty vehicles).......................           2,061,955

                         530,000       Sumitomo Corp. (Leading general trading company, with
                                         offices, subsidiaries and affiliates throughout the world).           5,387,222

                       1,710,000       Sumitomo Metal Industries, Ltd. (Leading integrated
                                         crude steel producer)*.....................................           5,181,316

                          75,000       THK Co., Ltd. (Manufacturer of linear motion systems
                                         for industrial machinery)..................................           2,134,559

                         145,000       Takeda Chemical Industries, Ltd. (Leading
                                         pharmaceutical manufacturer)..............................            2,386,254

                         720,000       Toshiba Corp. (General electronics manufacturer)............            5,638,722
                                                                                                             -----------
                                                                                                             138,232,233
                                                                                                             -----------
KOREA           2.2%

                         186,000       Korea Electric Power Corp. (ADR) (New) (Electric utility)...            4,929,000

                           7,870       Pohang Iron & Steel Co., Ltd. (Leading producer
                                         of steel products for construction and shipbuilding
                                         industries) (b)...........................................              570,931

                          93,400       Pohang Iron & Steel Co., Ltd. (ADR).........................            2,043,125

                           3,376       Samsung Electronics Co., Ltd. (GDS) (Voting)................              324,096

                             664       Samsung Electronics Co., Ltd. (GDS) (Voting) (New (a))......               61,752

                             873       Samsung Electronics Co., Ltd. (GDS) (Voting) (New (a))......               81,189

                          56,650       Samsung Electronics Co., Ltd. (GDS) (Non-voting)
                                         (Major electronics manufacturer)..........................            3,399,000


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                % of                                                                                           Market
             Portfolio    Shares                                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------
                           11,148      Samsung Electronics Co., Ltd. (GDS) (Non-voting) (New (a))........        657,732
                                                                                                             -----------
                                                                                                              12,066,825
                                                                                                             -----------
MALAYSIA       1.3%

                          445,000      Malayan Banking Bhd. (Leading banking and financial
                                         services group).................................................      3,749,655

                        2,100,000      Renong Berhad (Holding company involved in engineering and construction, financial services, telecommunication and
                                         information technology).........................................      3,109,029
                                                                                                             -----------
                                                                                                               6,858,684
                                                                                                             -----------
NETHERLANDS    5.4%

                          105,000      AEGON Insurance Group NV (Insurance company)......................      4,653,268

                           24,000      Akzo-Nobel N.V. (Chemical producer)...............................      2,780,351

                          204,870      Elsevier NV (International publisher of scientific,
                                         professional, business, and consumer information books).........      2,736,545

                           46,137      Getronics N.V. (Computer and software distributor)................      2,159,837

                           43,750      Heineken Holdings N.V. "A" (Brewery)..............................      7,181,980

                           85,000      Koninklijke PTT Nederland (Telecommunication services)............      3,093,128

                          114,000      Philips Electronics N.V. (Leading manufacturer of
                                         electrical equipment)...........................................      4,127,083

                           26,935      Wolters Kluwer CVA (Publisher)....................................      2,552,108
                                                                                                             -----------
                                                                                                              29,284,300
                                                                                                             -----------
NORWAY         0.7%

                          271,889      Saga Petroleum AS "A" (Oil and gas exploration
                                         and production).................................................      3,632,035
                                                                                                             -----------
PHILIPPINES    0.5%

                        4,008,000      C&P Homes, Inc. (Home construction company)*......................      2,941,456
                                                                                                             -----------
PORTUGAL       0.3%

                           30,192      Jeronimo Martins (Food producer and retailer).....................      1,677,446
                                                                                                             -----------
SPAIN          4.2%

                           41,140      Acerinox, S.A (Stainless steel producer)..........................      4,161,482

                          400,000      Autopistas Concesionaria Espanol SA (Motorway
                                         builder and operator)...........................................      4,550,701

                           22,000      Banco Popular Espanol, S.A. (Retail bank).........................      4,057,213

                          160,000      Compania Telefonica Nacional de Espana S.A.
                                         (Telecommunication services)....................................      2,215,993

                          133,000      Repsol SA (Integrated oil company)................................      4,358,409

                          525,000      Union Electrica Fenosa SA (Producer and distributor
                                         of electrical energy)...........................................      3,159,522
                                                                                                             -----------
                                                                                                              22,503,320
                                                                                                             -----------
SWEDEN         5.4%

                           99,000      Astra AB "A" (Free) (Pharmaceutical company)......................      3,952,840

                              600      Astra AB "B" (Free)...............................................         23,776

                          101,000      Autoliv AB (Free) (Manufacturer of safety airbags for
                                         automobiles)....................................................      5,904,475

                          356,400      L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                         manufacturer of cellular telephone equipment)...................      6,949,800

                           57,000      Mo och Domsjo AB "B" (Free) (Manufacturer of newsprint,
                                         paperboard, and various sawn timber products)...................      2,430,466

                          144,000      S.K.F. AB "B" (Free)* (Manufacturer of roller bearings)...........      2,755,462

                          270,000      Skandia Foersaekrings AB (Free) (Financial conglomerate)..........      7,302,245
                                                                                                             -----------
                                                                                                              29,319,064
                                                                                                             -----------
SWITZERLAND    4.3%

                            5,180      Brown, Boveri & Cie. AG (Bearer) (Manufacturer of
                                         electrical equipment)...........................................      6,021,949

                                5      Brown, Boveri & Cie. AG (Registered)..............................          1,132

                            3,600      Ciba-Geigy AG (Bearer) (Pharmaceutical company)...................      3,154,470

                            2,514      Nestle SA (Registered) (Food manufacturer)........................      2,783,034

                            1,710      SGS Holdings SA (Bearer) (Trade inspection company)...............      3,397,302

                            5,000      Sandoz Ltd. AG (Registered) (Pharmaceutical company)..............      4,580,749


    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                % of                                                                                           Market
             Portfolio    Shares                                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------
                            8,054      Swiss Bank Corp. (Bearer) (Universal bank)..................            3,291,054
                                                                                                            ------------
                                                                                                              23,229,690
                                                                                                            ------------
TAIWAN          0.5%

                          819,000      Taiwan Semiconductor Manufacturing Co.
                                         (Manufacturer of integrated circuits and other
                                         semiconductor devices)....................................            2,566,222
                                                                                                            ------------
THAILAND        1.4%

                          175,000       Bangkok Bank Ltd. (Foreign registered) (Leading
                                          commercial bank, providing full range of financial
                                          services)................................................            2,125,844

                          525,220       Thai Farmers Bank (Foreign registered) (Commercial bank)...            5,295,986
                                                                                                            ------------
                                                                                                               7,421,830
                                                                                                            ------------
UNITED KINGDOM  8.9%

                          725,000       Argyll Group PLC (Owner and operator of retail food
                                          supermarkets)............................................            3,829,995

                          600,017       British Petroleum PLC (Major integrated world oil company).            5,010,987

                          236,000       Carlton Communications PLC (Television post
                                          production products and services)........................            3,540,345

                          143,938       De La Rue PLC (Printer of commercial banknotes and
                                          securities)..............................................            1,455,921

                          655,706       Lasmo PLC (Oil production and exploration).................            1,772,718

                          170,000       Midlands Electricity PLC (Electric companies)..............            2,007,446

                          137,530       National Grid Group PLC (Operator of electric
                                          transmission system in England and Wales)................              425,238

                          511,110       PowerGen PLC (Electric utility)............................            4,224,811

                          307,362       RTZ Corp. PLC (Mining and finance company).................            4,469,998

                          654,200       Reuters Holdings PLC (International news agency)...........            5,992,053

                          598,345       SmithKline Beecham PLC "A" (Manufacturer of ethical
                                          drugs and healthcare products)...........................            6,600,720

                          130,000       Thorn EMI PLC (Amusement and recreational services)........            3,063,141

                          300,000       Zeneca Group PLC (Manufacturing and marketing of
                                          pharmaceutical and agrochemical products and
                                          specialty chemicals).....................................            5,805,588
                                                                                                            ------------
                                                                                                              48,198,961
                                                                                                            ------------
                                        TOTAL COMMON STOCKS (Cost $421,638,324)....................          482,135,711
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                          (Cost $469,199,855) (c)..................................          540,995,675
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------
  *  Non-income producing security.

(a)  New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

(b)  Securities valued in good faith by the Valuation Committee of the Trustees. The cost and market value of these securities at December 31, 1995 aggregated $736,139 and $570,931
     (.10% of net assets), respectively.

(c)  At December 31, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $469,199,855 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess
       of market value over tax cost...............................................................         $ 89,136,201

     Aggregate gross unrealized depreciation for all investments in which there is an excess of
       tax cost over market value..................................................................          (17,340,381)
                                                                                                            ------------
     Net unrealized appreciation...................................................................         $ 71,795,820
                                                                                                            ============


    The accompanying notes are an integral part of the financial statements.

                                                         INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------


At December 31, 1995, the International Portfolio had a net tax basis capital loss carryforward of approximately $4,914,971, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003, whichever occurs first.
-----------------------------------------------------------------------------
From November 1, 1995 through December 31, 1995, the International Portfolio incurred approximately $3,652,097 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1996.
-----------------------------------------------------------------------------
Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1995, aggregated $246,433,640 and $211,051,347, respectively.
-----------------------------------------------------------------------------
Sector breakdown of the International Portfolio's equity securities is noted
on the Portfolio Summary.
-----------------------------------------------------------------------------

        Transactions in written call option contracts during the year ended
December 31, 1995 were:
                                                                                          PREMIUMS
                                                             PRINCIPAL AMOUNT           RECEIVED ($)
                                                           -----------------------------------------
Outstanding at December 31, 1994.....................                         -                  -
  Contracts written..................................      JPY    3,752,000,000          1,200,836
  Contracts closed...................................      JPY   (3,752,000,000)        (1,200,836)
                                                           -----------------------------------------
Outstanding at December 31, 1995.....................                         -                  -
                                                                  =============          =========

-----------------------------------------------------------------------------

COMMITMENTS:
As of December 31, 1995, the International Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $7,747,842.
                                                                                   NET UNREALIZED
                                                                                    APPRECIATION/
                                                                  SETTLEMENT        DEPRECIATION
CONTRACTS TO DELIVER             IN EXCHANGE FOR                     DATE              (U.S.$)
---------------------------      --------------------------       -----------      ---------------
Japanese Yen  1,434,720,000      U.S. Dollars    17,133,031         4/15/96           3,033,949
Japanese Yen  2,705,000,000      U.S. Dollars    27,617,540         5/17/96             921,852
Japanese Yen  2,206,000,000      U.S. Dollars    25,723,533         7/12/96           3,792,041
                                                                                    -----------
                                                                                      7,747,842
                                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
                STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $469,199,855) (Note A).........                 $ 540,995,675
Cash...................................................................                       788,449
Unrealized appreciation on forward currency exchange contracts (Note A)                     7,747,842
Receivables:
  Investments sold.....................................................                     2,062,098
  Portfolio shares sold................................................                     1,122,116
  Foreign taxes recoverable ...........................................                       795,897
  Dividends and interest ..............................................                       279,722
                                                                                        -------------
     Total assets......................................................                   553,791,799

LIABILITIES
Payables:
  Investments purchased ...............................................    $3,256,983
  Portfolio shares redeemed ...........................................     1,583,122
  Accrued management fee (Note B)......................................       390,027
  Other accrued expenses (Note B)......................................       184,759
  Payable on closed  forward currency exchange contracts (Note A)......       174,415
                                                                           ----------
     Total liabilities.................................................                     5,589,306
                                                                                        -------------
Net assets, at market value                                                             $ 548,202,493
                                                                                        =============

NET ASSETS
Net assets consist of:
   Undistributed net investment income.................................                 $   5,598,231
   Net unrealized appreciation on:
      Investments .....................................................                    71,795,820
      Foreign currency related transactions............................                     7,763,610
   Accumulated net realized loss.......................................                    (8,741,483)
   Paid-in capital.....................................................                   471,786,315
                                                                                        -------------
Net assets, at market value............................................                 $ 548,202,493
                                                                                        =============
NET ASSET VALUE, offering and redemption price per share
   ($548,202,493/46,398,169 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)......                        $11.82
                                                                                               ======




   The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
                STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $1,092,029)..........                 $ 7,980,980
      Interest.........................................................                   2,125,283
                                                                                        -----------
                                                                                         10,106,263

   Expenses (Note A):
      Management fee (Note B)..........................................   $ 4,357,541
      Accounting fees (Note B).........................................       277,867
      Trustees' fees (Note B) .........................................        23,623
      Custodian fees ..................................................       581,990
      Auditing ........................................................        62,767
      Legal ...........................................................        33,163
      Other ...........................................................        55,614     5,392,565
                                                                           ----------   -----------
   Net investment income ..............................................                   4,713,698
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments......................................................    (7,286,434)
      Options..........................................................       736,708
      Foreign currency related transactions............................    (1,376,862)   (7,926,588)
                                                                           ----------
   Net unrealized appreciation during the period on:
      Investments .....................................................    46,850,491
      Foreign currency related transactions............................     9,269,441    56,119,932
                                                                           ----------   -----------
   Net gain on investment transactions.................................                  48,193,344
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $52,907,042
                                                                                        ===========




   The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                        -------------------------------
INCREASE (DECREASE) IN NET ASSETS                                             1995              1994
-------------------------------------------------------------------------------------------------------
Operations:
  Net investment income...........................................       $  4,713,698      $  2,210,527
  Net realized gain (loss) from investment transactions...........         (7,926,588)        3,671,002
  Net unrealized appreciation (depreciation) on investment
    transactions during the period................................         56,119,932       (14,866,907)
                                                                         ------------      ------------
Net increase (decrease) in net assets resulting from
  operations......................................................         52,907,042        (8,985,378)
                                                                         ------------      ------------
Distributions to shareholders from:
  Net investment income ($.01 and $.07 per share, respectively)...           (572,293)       (1,958,854)
                                                                         ------------      ------------
  Net realized gain from investment transactions ($.04 per share).         (1,628,833)                -
                                                                         ------------      ------------
Portfolio share transactions:
  Proceeds from shares sold.......................................        383,866,201       313,276,872
  Net asset value of shares issued to shareholders in
    reinvestment of distributions.................................          2,201,126         1,958,854
  Cost of shares redeemed.........................................       (360,607,349)      (70,378,561)
                                                                         ------------      ------------
Net increase in net assets from Portfolio share transactions......         25,459,978       244,857,165
                                                                         ------------      ------------
INCREASE IN NET ASSETS............................................         76,165,894       233,912,933
Net assets at beginning of period.................................        472,036,599       238,123,666
                                                                         ------------      ------------
NET ASSETS AT END OF PERIOD (including undistributed
  net investment income of $5,598,231 and $722,015,
  respectively)...................................................       $548,202,493      $472,036,599
                                                                         ============      ============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period.........................         44,139,826        21,943,195
                                                                         ------------      ------------
  Shares sold.....................................................         34,890,301        28,463,330
  Shares issued to shareholders in reinvestment of distributions..            216,220           177,916
  Shares redeemed.................................................        (32,848,178)       (6,444,615)
                                                                         ------------      ------------
  Net increase in Portfolio shares................................          2,258,343        22,196,631
                                                                         ------------      ------------
Shares outstanding at end of period...............................         46,398,169        44,139,826
                                                                         ============      ============


    The accompanying notes are an integral part of the financial statements.

                                                                                                         FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                              FOR THE PERIOD
                                                                                                                MAY 1, 1987
                                                                                                              (COMMENCEMENT
                                                    YEARS ENDED DECEMBER 31,                                  OF OPERATIONS)
                               -------------------------------------------------------------------------      TO DECEMBER 31,
                                1995(E)   1994(E)  1993(E)  1992(E)  1991(E)  1990(E)  1989(E)  1988(E)             1987
                               -------------------------------------------------------------------------      ---------------

Net asset value,
  beginning of period......... $10.69     $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46   $ 6.14    $ 5.26         $ 6.00(b)
                               ------     ------   ------   ------   ------   ------   ------    ------         ------
Income from investment
  operations:
  Net investment income (a)...    .11        .06      .09      .10      .12      .25      .10       .09             --
  Net realized and unrealized
    gain (loss) on investment
    transactions..............   1.07       (.15)    2.90     (.36)     .77     (.89)    2.22(f)    .79           (.64)
                               ------     ------   ------   ------   ------   ------   ------    ------         ------
Total from investment
  operations..................   1.18       (.09)    2.99     (.26)     .89     (.64)    2.32       .88           (.64)
                               ------     ------   ------   ------   ------   ------   ------    ------         ------
Less distributions:
  From net investment income..   (.01)      (.07)    (.14)    (.09)    (.20)    (.04)      --        --             --
  In excess of net investment
    income....................     --         --     (.12)      --       --       --       --        --             --
  From net realized gains on
    investment transactions...   (.04)        --       --       --       --       --       --        --           (.10)
                               ------     ------   ------   ------   ------   ------   ------    ------         ------
  Total distributions.........   (.05)      (.07)    (.26)    (.09)    (.20)    (.04)      --        --           (.10)
                               ------     ------   ------   ------   ------   ------   ------    ------         ------
Net asset value, end of
  period...................... $11.82     $10.69   $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46    $ 6.14         $ 5.26
                               ======     ======   ======   ======   ======   ======   ======    ======         ======
TOTAL RETURN (%)..............  11.11       (.85)   37.82    (3.08)   11.45    (7.65)   37.79     16.73         (10.64)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions)................    548        472      238       65       41       35       17         3              2
Ratio of operating expenses,
  net to average net
  assets(%)(a)................   1.08       1.08     1.20     1.31     1.39     1.38     1.50      1.50           1.50(c)
Ratio of net investment income
  to average net assets(%)....    .95        .57      .91     1.23     1.43     2.89     1.30      1.59            .02(c)
Portfolio turnover rate(%)....  45.76      33.52    20.36    34.42    45.01    26.67    57.69    110.42         146.08(c)
(a)  Portion of expenses
     reimbursed (Note B)...... $   --     $   --   $   --   $   --   $   --   $   --   $  .02    $  .14         $  .07
(b)  Original capital
(c)  Annualized
(d)  Not annualized
(e)  Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f)  Includes provision for federal income tax of $.03 per share.


SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares of beneficial interest are divided into six separate diversified series, called "Portfolios." These financial statements report on five
Portfolios which are the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio, and International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of December 31, 1995, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                             Portfolios
                                                  -----------------------------------------------------------------
                                                  -----------------------------------------------------------------
                   Participating                    Money         Bond        Balanced      Capital    International
                Insurance Companies                 Market                                  Growth
 -----------------------------------------------  -----------------------------------------------------------------
 -----------------------------------------------  -----------------------------------------------------------------
 Aetna Life Insurance & Annuity Co.                    --%          --%            --%          --%        46.5%
 AUSA Life Insurance Co.                               --           --             --           --          1.2
 Banner Life Insurance Co.                            0.7          1.3            7.3          1.7          0.6
 Charter National Life Insurance Co.                 55.9         32.5           73.5         27.5         15.2
 Companion Life Insurance Co.                          --          0.1             --           --           --
   of New York
 Fortis Benefits Insurance Co.                         --           --             --           --          0.3
 Intramerica Life Insurance Co.                       5.3          3.0            5.2          2.4          1.5
 Lincoln Benefit Life Co.                              --          2.2            3.6           --           --
 Mutual of America Life Insurance Co.                  --         55.1             --         62.9         24.4
 Paragon Life Insurance Co.                            --          0.1            0.4          0.1          0.1
 Providentmutual Life and Annuity Co.                  --          5.2             --           --          0.1
   of America
 Safeco Life Insurance Co.                             --           --           10.0           --          2.6
 Security First Life Insurance Co.                     --           --             --           --          0.1
 Union Central Life Insurance Co.                    37.7           --             --          5.0          7.2
 United Companies Life Insurance Co.                  0.1           --             --           --           --
 United of Omaha Life Insurance Co.                   0.3          0.5             --           --          0.2
 USAA Life Insurance Co.                               --           --             --          0.4           --
                                                  -----------------------------------------------------------------
                                                  -----------------------------------------------------------------
                                                     100.0%       100.0%         100.0%       100.0%       100.0%

The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios in conformity with generally accepted accounting principles.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:
Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the

                                                   NOTES TO FINANCIAL STATEMENTS

NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the International Portfolio purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

     Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Bond Portfolio, Balanced Portfolio, and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

SCUDDER VARIABLE LIFE INVESTMENT FUND


Repurchase Agreements. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the
Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes. B. Related Parties Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Capital Growth Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

                                                   NOTES TO FINANCIAL STATEMENTS


For a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies has agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the International Portfolio, exceed three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies have agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceed one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Adviser may advance some or all of such reimbursement to the Fund prior to receiving payment therefore from a Participating Insurance Company, but it is under no obligation to do so. If the Adviser does advance such reimbursement to the Fund and does not receive payment therefore, it will be entitled to be repaid such amounts by the Fund.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $12,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $7,500 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the year ended December 31, 1995 are detailed in each Portfolio's statement of operations.

C. Line of Credit

The International Portfolio and several other Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

                                           SCUDDER VARIABLE LIFE INVESTMENT FUND
                                               REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Scudder Variable Life Investment Fund:
We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the five Portfolios identified in Note A), including the investment portfolios, as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the five Portfolios identified in Note A) as of December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
January 29, 1996

                                                                 TAX INFORMATION


Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio and Capital Growth Portfolio designate $812,877 and $13,576,749, respectively, as capital gain dividends for the year ended December 31, 1995.

     Pursuant to section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid in calendar year 1995 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 34.09%, Capital Growth Portfolio 59.53%.

 Celebrating Over 75 Years of Serving Investors
 ------------------------------------------------------------------------------


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


     An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     This information must be preceded or accompanied by a current prospectus.

     Portfolio changes should not be considered recommendations for action by individual investors.